UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Ocean Power Technologies, Inc.

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 1590 Reed Road

Pennington, NJ 08534 USA

Tel: 609-730-0400 — Fax: 609-730-0404

September 3, 2015

Dear Stockholder,

We cordially invite you to attend our 2015 Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Daylight Time on Thursday, October 22, 2015 at the Courtyard by Marriott, 360 Scotch Road, Ewing, NJ 08628. The attached notice of annual meeting and proxy statement describes the business we will conduct at the meeting and provides information about Ocean Power Technologies, Inc. that you should consider when you vote your shares.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. One of the proposals presented for a stockholder vote is to approve an amendment to the Company’s Certificate of Incorporation to effect a reserve stock split of our common stock, with authority granted to our Board of Directors to determine the reverse stock split ratio within a designated range. Our Board of Directors believes that the reverse stock split is an important action which is needed to assist us in maintaining the listing of our common stock on The NASDAQ Capital Market. If we do not receive the affirmative vote of our stockholders to approve the reverse stock split proposal, then our common stock could be delisted from The NASDAQ Capital Market. Our Board believes that delisting would likely result in decreased liquidity and/or increased volatility in our common stock, and could harm the Company’s business and future prospects. In addition, our Board believes that, if our common stock is delisted, our stockholders would likely find it more difficult to obtain accurate quotations as to the price of the common stock and it may be more difficult for stockholders to buy or sell our common stock at competitive market prices, or at all. Please note, if your shares are held through a broker, trust, bank or other nominee holder, that holder cannot vote your shares on the approval of the amendment of the certificate of incorporation to effect the reverse stock split unless you direct the holder how to vote by marking your form of proxy and returning it as instructed. “broker non-votes” and abstentions from voting on this proposal will have the same effect as a vote against this proposal.

Our Board urges you to vote “for” approval of Proposal 5. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote.

We hope that you will join us on October 22, 2015.

Sincerely,

Terence J. Cryan Chairman of the Board of Directors

OCEAN POWER TECHNOLOGIES, INC.
1590 Reed Road
Pennington, NJ 08534

Notice of 2015 Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of Ocean Power Technologies, Inc., a Delaware corporation, will be held on:

Date:	October 22, 2015

Time:	9:00 a.m. Eastern Daylight Time

Place:	Courtyard by Marriott 360 Scotch Road Ewing, NJ 08628 USA

Purposes:	1.	To elect five persons to our Board of Directors;

	2.	To consider and take action on the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2016;

	3.	To vote on an advisory resolution to approve our executive officer compensation;

4.

To approve the 2015 Omnibus Incentive Plan, to authorize the issuance of up to the sum of (i) 2,000,000 shares of our common stock, plus (ii) that number of shares of our common stock available for issuance under our 2006 Stock Incentive Plan, as amended (the “2006 Plan”), as of the date the 2015 Omnibus Incentive Plan is effective, plus (iii) the number of shares of our common stock related to awards outstanding under the 2006 Plan as of the effective date of the 2015 Omnibus Incentive Plan that thereafter terminate without the issuance of such shares;

5.

To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by our Board of Directors within a specified range, and a reduction in the authorized number of shares of our common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders; and

	6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Record Date:

The Board of Directors has fixed the close of business on August 28, 2015 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

These items are fully discussed in the following pages, which are made part of this Notice of 2015 Annual Meeting of Stockholders. Even if you plan to attend the meeting, we ask you to vote your shares as promptly as possible.

PLEASE NOTE, IF YOUR SHARES ARE HELD IN “STREET NAME,” YOUR BROKER, TRUST, BANK OR OTHER NOMINEE HOLDER CANNOT VOTE YOUR SHARES ON THE APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT UNLESS YOU DIRECT THE NOMINEE HOLDER HOW TO VOTE BY MARKING YOUR FORM OF PROXY AND RETURNING IT AS INSTRUCTED.

Whether or not you plan to attend the meeting, please vote your shares as soon as possible. You may vote your shares by telephone, via the Internet or by mail. Stockholders of record who attend the meeting may vote in person, even if they already voted their shares by telephone, via the Internet or by returning a proxy card or voting instruction card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2015:

Copies of this proxy statement and our annual report for the fiscal year ended April 30, 2015 are available by visiting the following website:

http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MzAzMDA4fENoaWxkSUQ9LTF8VHlwZT0z&t=1&cb=635767229635718879.

FOR THE BOARD OF DIRECTORS

John W. Lawrence General Counsel and Secretary

Pennington, NJ

September 3, 2015

OCEAN POWER TECHNOLOGIES, INC.
1590 Reed Road
Pennington, NJ 08534

PROXY STATEMENT

Annual Meeting of Stockholders To Be Held October 22, 2015

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Ocean Power Technologies, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our 2015 Annual Meeting of Stockholders (the “Meeting”). The Meeting is scheduled to be held on Thursday, October 22, 2015, at 9:00 a.m., Eastern Daylight Time, at the Courtyard by Marriott, 360 Scotch Road, Ewing, NJ 08628. We anticipate that this Proxy Statement and the enclosed form of proxy will be mailed to stockholders on or about September 8, 2015.

At the Meeting, stockholders will be asked to vote upon: (1) the election of five directors; (2) the ratification of the selection of our independent registered public accounting firm for fiscal year 2016; (3) an advisory resolution to approve our executive officer compensation; (4) the approval of the Ocean Power Technologies, Inc. 2015 Omnibus Incentive Plan; (5) the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by our Board of Directors within a specified range, and a reduction in the authorized number of shares of our common stock, to be effected in the sole discretion of our Board of Directors; and (6) such other business as may properly come before the Meeting and at any adjournments thereof.

Voting Rights and Votes Required

The close of business on August 28, 2015 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. As of the close of business on such date, we had outstanding and entitled to vote 18,345,437 shares of common stock, par value $0.001 per share (the “Common Stock”). The closing price of our Common Stock on The NASDAQ Capital Market on the Record Date was $0.46 per share. Because stockholders often cannot attend the meeting in person, a large number of shares is usually represented by proxy. You may vote your shares by completing the enclosed proxy card and mailing it in the envelope provided or by telephone or internet as instructed on the proxy card. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other holder of record for instructions on the voting options available to them.

A majority of the shares of Common Stock entitled to vote at the Meeting must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each share so held. Abstentions and broker non-votes will count as present for the purpose of determining the presence of a quorum.

Assuming the presence of a quorum at the Meeting, the following votes are required for approval of the following proposals:

•

Directors are elected by a plurality of the votes cast (Proposal 1). This means that the five nominees with the highest number of “FOR” votes will be elected as directors. Stockholders may not cumulate their votes. If the shares you own are held in “street name” by a bank or brokerage firm, that bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. If you do not instruct your bank or broker how to vote with respect to this item, your bank or broker may not vote with respect to the election of directors. In tabulating the votes, withheld votes for the election of one or more nominees and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote.

•

The proposal to ratify the selection of our independent registered public accounting firm (Proposal 2), the advisory resolution to approve our executive officer compensation (Proposal 3), and the proposal to approve the Ocean Power Technologies, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”) (Proposal 4) require the affirmative vote of the holders of a majority of the shares of our Common Stock present or represented at the Meeting and voting on the proposal. Abstentions and broker non-votes are not considered votes cast and therefore will have no effect on the outcome of the vote on these proposals.

•

The proposal to authorize an amendment to our Certificate of Incorporation to effect a reverse stock split of our Common Stock (Proposal 5) requires the affirmative vote of a majority of the shares of our outstanding Common Stock entitled to vote thereon. Broker non-votes and abstentions from voting on this proposal will count as votes cast and will have the same effect as a vote against the proposal.

Our Board of Directors has retained Regan & Associates, Inc., an independent proxy solicitation firm, to assist it in soliciting proxies, for approximately $50,000. Proxies may be solicited in person or by mail, telephone or other electronic means.

Voting of Proxies

If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting as specified in the proxy. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under “Proposal One - Election of Directors,” FOR the ratification of the selection of our independent registered public accounting firm, FOR the approval of the advisory resolution to approve our executive compensation, FOR the approval of our 2015 Plan, and FOR the approval of the amendment to our Certificate of Incorporation to effect a reverse stock split and a reduction in our authorized shares.

Broker Non-Votes

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the proposal to ratify the appointment of KPMG as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors or the proposals to approve the 2015 Plan, amend our Certificate of Incorporation to effect a reverse stock split, or the advisory resolution regarding executive compensation without your voting instructions on those proposals. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur.

We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Meeting.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by: (i) providing written notice to our Secretary, (ii) delivery to us of a properly executed proxy bearing a later date, or (iii) voting in person at the Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers, proxy solicitors, and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners of Common Stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of Common Stock, and by our officers and other regular employees (at no additional compensation). Our officers, employees and proxy solicitors may also solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to ensure sufficient representation at the Meeting.

Computershare Investor Services has been retained to receive and tabulate proxies.

PROPOSAL ONE – ELECTION OF DIRECTORS

Pursuant to our by-laws, our directors serve one-year terms and are elected for a new one-year term at each annual meeting of stockholders.

The five persons listed in the table below have been designated by the Board of Directors as nominees for election as directors with terms expiring at our 2016 annual meeting of stockholders. Robert J. Burger became a member of our Board of Directors on May 8, 2015. Eileen M. Competti has been a member of the Board of Directors since April 24, 2014, replacing a director who retired. Terence J. Cryan has been a member of our Board of Directors since October 2012, and was our lead independent director from October 2013 to June 2014 when he became our Chairman of the Board. Dean J. Glover has been a member of our Board of Directors since October 2014, replacing a member who retired. George H. Kirby has served as our President, Chief Executive Officer and a member of our Board of Directors since January 20, 2015.

Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the five nominees, to serve for one-year terms, and in each case until their successors are elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

All of the nominees for election as directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused the Nominating and Corporate Governance Committee and our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position(s) with the Company	Served as Director From

Terence J. Cryan	53	Chairman of the Board	2012
Robert J. Burger	51	Independent Director	2015
Eileen M. Competti	51	Independent Director	2014
Dean J. Glover	49	Independent Director	2014
George H. Kirby	45	Chief Executive Officer and Director	2015

Terence J. Cryan has been a member of our Board of Directors since October 2012. Mr. Cryan was our lead independent director from October 2013 to June 2014 when he became Chairman of the Board. Since September 2001, Mr. Cryan has been Co-founder and Managing Director of Concert Energy Partners, LLC, an investment and private equity firm with a focus on the traditional and alternative energy, power and natural resources industries. In addition to his responsibilities at Concert Energy, Mr. Cryan has served on the boards of directors of a number of publically traded companies including Uranium Resources, Inc., since 2006; Global Power Equipment Group Inc., since 2008; Superior Drilling Products, since May 2014; Gryphon Gold Corporation from 2009 to 2012; and The Providence Service Corporation from 2009 to 2011. From September 2012 until April 2013, Mr. Cryan also served as interim President and CEO of Uranium Resources, Inc., and was elected as Chairman of the Board of Directors of Uranium Resources, Inc. in June 2014. Mr. Cryan has been President and CEO of Global Power Equipment Group Inc., since March 2015. Prior to joining our Board of Directors, Mr. Cryan was a member of our Board of Advisors. Mr. Cryan earned his Bachelor of Arts degree from Tufts University in 1983 and a Master of Science degree in Economics from The London School of Economics in 1984. In December 2014, Terence Cryan was named a Board Leadership Fellow by the National Association of Corporate Directors. We believe Mr. Cryan's qualifications to sit on our Board of Directors include his significant experience in financial matters, his prior board and executive experience at other companies, his broad energy industry background and his extensive expertise in financings, mergers and acquisitions.

Robert J. Burger became a member of our Board of Directors on May 8, 2015. Mr. Burger has a broad range of international executive experience in both the alternative and traditional energy industries, and is currently on the Board of Directors for Victory Energy Operations, LLC, a Saw Mill Capital Company. Victory Energy designs and manufactures industrial boilers for the power and chemical industries. From 2012 until 2015, Mr. Burger served as President and CEO of MAN Diesel & Turbo North America Inc., based in Houston, TX, a subsidiary of the German multi-national corporation, MAN SE. MAN is the world’s leading provider of large-bore diesel engines for use in ships and power stations, and a top provider of turbo-machinery for oil & gas, chemical, and industrial applications. From 2007 to 2012, Mr. Burger was with LM Wind Power, a Danish company and the world’s largest independent provider of wind turbine blades and service. He served as President of LM’s Service Americas business, based in Portland, OR, and prior to that as Director of Global Service, based at LM’s corporate headquarters in Amsterdam, The Netherlands. From 2005 to 2007, Mr. Burger led Aerisyn, LLC, a start-up fabricator of wind turbine towers based in Chattanooga, TN. Mr. Burger’s corporate career began in the energy division of General Electric (NYSE: GE), where he rose through the ranks to lead their Gas Turbine Product Service business worldwide, serving in various engineering, production, quality, and customer service roles along the way. Prior to GE, Mr. Burger was an officer in the U.S. Navy, driving ships and managing the ship’s power plant for several years, including a three-year tour in Japan, and then specializing in large-scale shipyard engineering, repair, and modification projects, to include underwater salvage. He was a fully-qualified U.S. Navy Diving Officer. Mr. Burger holds two graduate degrees in Mechanical Engineering, both an M.S. and a D.Mech. Eng., from the Naval Postgraduate School in Monterey, CA, where he did extensive postgraduate work in total ship systems design. He is a graduate of the U.S. Naval Academy, where he earned a B.S. in Ocean Engineering. We believe Mr. Burger’s qualifications to serve on our Board of Directors include his broad range of executive experience in both alternative and traditional energy industries.

Eileen M. Competti became a member of our Board of Directors on April 24, 2014, replacing a director who retired. Ms. Competti retired from the Babcock & Wilcox Company (“B&W”) in July 2015 as Vice President, Global Competitiveness. B&W is a leader in clean energy technology and services, primarily for the nuclear, fossil and renewable power markets, as well as a premier advanced technology and mission critical defense contractor. From 2001 to 2012, Ms. Competti served as President of Diamond Power International, Inc., a subsidiary of the power generation group of B&W. Ms. Competti has 30 years of experience in global energy businesses, having served in various technical, operational, managerial and strategic growth-focused roles. During her tenure at B&W, Ms. Competti served as Board Chairman or Lead Director of subsidiaries and joint ventures in Australia, China, Thailand, Scotland, Finland and Sweden. Ms. Competti also served on the board of directors of the Community Bank Division of United Bancorp from 2005-2007. Ms. Competti earned a Bachelor of Science degree in Industrial Engineering from the University of Cincinnati, a Master of Business Administration degree from Ohio University, and is also an alumnus of the Stanford Executive Program at Stanford University. We believe Ms. Competti’s qualifications to serve on our Board of Directors include her significant experience in the clean energy technology industry and executive management, technical and operational experience.

Dean J. Glover became a member of our Board of Directors in October 2014, replacing a director who retired. Mr. Glover has been the President & CEO of MIRATECH Group since October 2014. Prior to this, he was Senior Vice President and President of the Products Division of Global Power Equipment Group Inc. Mr. Glover joined Global Power in December 2005 as Chief Operating Officer of Braden Manufacturing. Prior to joining Global Power, Mr. Glover led the global supply chain and manufacturing for Diebold Inc. Prior to this Mr. Glover spent 13 years with General Electric (NYSE: GE) in various managerial and technical roles and is a certified Six Sigma Master Black belt. Mr. Glover holds a Bachelor’s degree in Mechanical Engineering from the University of Nebraska and an M.B.A. from the Kellogg Graduate School of Management, Northwestern University. Mr. Glover has extensive international experience having lived in various international locations for most of his career. Mr. Glover has over 25 years of commercial and technical experience in industry. We believe Mr. Glover’s qualifications to sit on our Board of Directors include his significant managerial, commercial and technical experience in the energy technology industry.

George H. Kirby has served as our President, Chief Executive Office and a member of our Board of Directors since January 20, 2015, replacing Interim Chief Executive Officer David L. Keller. Prior to this, he joined AECOM Technology Corporation (NYSE: ACM) a leading provider of engineering, procurement and construction (“EPC”) services in September 2013 as Senior Vice President. In this role, he led their Energy Business Line for the north U.S. region providing services for utilities, power transmission and generation developers, and large industrial energy efficiency end-users. Prior to AECOM, he joined SAIC Energy, Environment, & Infrastructure (NYSE: SAIC) in January 2012 a global leader in solutions for national security, healthcare and engineering, as Managing Director for their Asset Transactions group providing power generation investors and developers with technical and market consulting and advisory services, and was promoted to Vice President in 2013 providing EPC services to Investor Owned Utilities. In 2009, he joined American Superconductor (NASDAQ: AMSC) as Director of Global Sales and was promoted to Managing Director of the Americas and Australia in 2011. From 2000 to 2009, Mr. Kirby held significant leadership roles at General Electric in both GE Energy and GE Capital (NYSE: GE) in product development, global sales, quality and project finance. We believe Mr. Kirby’s significant leadership experience in energy industries qualifies him to serve on our Board of Directors.

Executive Officers

We have two executive officers who are not also directors:

Name	Age	Position with Ocean Power Technologies, Inc.

Mark A. Featherstone	53	Chief Financial Officer and Treasurer
David R. Heinz	59	Chief Operating Officer

Mark A. Featherstone has served as our Chief Financial Officer since December 2013. Prior to joining the Company, Mr. Featherstone worked for a number of publicly-held and privately-owned industrial and consumer manufacturing and distribution companies. From May 2013 to December 2013, Mr. Featherstone served as Chief Financial Officer of Heat Transfer Products LLC, a private equity owned commercial refrigeration components manufacturer. From June 2012 to May 2013, Mr. Featherstone was an independent consultant specializing in interim CFO services, financial statement restatements and debt restructuring. From 2001 to June 2012, Mr. Featherstone was employed by Quaker Chemical Corporation, a NYSE-listed specialty chemical manufacturer, serving as CFO from 2007 until June 2012. Mr. Featherstone began his career at the international accounting firm of Arthur Andersen & Company. Over his career, Mr. Featherstone has raised both debt and equity, has overseen mergers, acquisitions, and divestitures as well as been responsible for financial reporting and other matters. Mr. Featherstone holds a Master of Business Administration degree from Drexel University and a Bachelor’s degree in Accounting from Pennsylvania State University.

David R. Heinz was appointed Vice President, Autonomous Power in January 2014 and has served as our Chief Operating Officer since June 2014. Prior to joining the Company, Mr. Heinz was Vice President and General Manager of Maritime Systems for iRobot, Inc. from September 2010 to October 2012, developing and building autonomous underwater robots serving both academic and military customers. During his military career, Mr. Heinz was a highly decorated U.S. Marine Corps officer retiring in September 2010 at the rank of Major General. His recent assignments included the Deputy Program Executive Officer (DPEO) from June 2006 to April 2009 and Program Executive Officer (PEO) from April 2009 to February 2010 for the F-35 Lightning II Program in Arlington, VA. Mr. Heinz is also a Registered Investment Advisor Associate. Mr. Heinz holds a Bachelor of Science Degree in Systems Engineering from the U.S. Naval Academy, a Master of Science degree in Computer Science with a subspecialty in Artificial Intelligence from the Florida Institute of Technology and a Master of Arts degree in National Security and Strategic Studies from the Naval Warfare College.

Director Compensation

Subject to the approval of our Board of Directors, each non-employee director annually receives $45,000 and a choice of either (a) an option worth $50,000, based on the Black-Scholes formula, to purchase shares of Common Stock that vests 100% on the first anniversary of the grant, or (b) Common Stock worth $50,000, which vests in equal installments over three years. Each non-employee director also receives a per annum supplement ranging from $2,000 to $8,000 for each committee that they chair. In addition, the Chairman of the Board annually receives an additional $38,000.

We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending our Board and Board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by our Board of Directors.

The following table summarizes compensation paid to each of our non-employee directors who served during fiscal year 2015.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock and Option Awards ($)		All Other Compensation ($)	Total ($)

Terence J. Cryan	143,463	50,000	(1)	—	193,463
David L. Keller (2)	17,500	50,000	(1)	—	67,500
Eileen M. Competti	85,125	75,000	(3)(4)	—	160,125
Dean J. Glover	24,500	50,000	(1)	—	74,500
Seymour S. Preston III(5)	23,500	—		—	23,500

(1)

The amount of $50,000 represents the fair value of shares on October 2, 2014, the date of the grant, in accordance with Accounting Standards Codification (ASC) No. 718, Compensation – Stock Compensation (ASC) 718. The restricted stock awards were granted to our non-employee directors for service on the Board of Directors for fiscal 2015.

(2)	Mr. Keller’s term as a director will expire at the 2015 Annual Meeting of Stockholders.

(3)

The amount of $50,000 represents the fair value of options on October 22, 2014, the date of the grant, in accordance with Accounting Standards Codification (ASC) No. 718, Compensation – Stock Compensation (ASC) 718. The option award was granted to our non-employee director for service on the Board of Directors for fiscal 2015.

(4)

The amount of $25,000 represents the fair value of options on October 22, 2014, the date of the grant, in accordance with Accounting Standards Codification (ASC) No. 718, Compensation – Stock Compensation (ASC) 718. The option award was granted to our non-employee director for service on the Board of Directors from April 24, 2014 to October 2, 2014 for fiscal 2014.

(5)	Mr. Preston retired as a non-employee director effective at the 2014 Annual Meeting of Stockholders on October 2, 2014.

The breakdown of restricted stock and option awards to each of our non-employee directors who served during fiscal year 2015 (other than Mr. Preston, who resigned as a director as of our 2014 Annual Meeting of Stockholders and therefore did not receive any awards) was as follows:

	Restricted Stock Awards	Option Awards	Total

Terence J. Cryan	49,504	—	49,504
David L. Keller (1)	153,504	—	153,504
Eileen M. Competti	—	106,613	106,613
Dean J. Glover	49,504	—	49,504

(1)

Of such restricted stock awarded to Mr. Keller during fiscal year 2015, a grant of 104,000 shares of restricted stock was awarded to Mr. Keller for his service as our Interim Chief Executive Officer from June 2014 to January 2015. The grant of the remaining 49,504 shares of restricted stock was awarded to Mr. Keller for his service as a director of the Company during fiscal year 2015.

Corporate Governance

Our Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted. Complete copies of our corporate governance guidelines, committee charters and code of business conduct and ethics are available on the corporate governance section of our website, www.oceanpowertechnologies.com. Alternatively, you can request a copy of any of these documents by writing to our Secretary at 1590 Reed Road, Pennington, NJ 08534.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

•	the Board’s principal responsibility is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the non-employee directors shall meet regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors; and

•	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Our Board has determined that all of our current directors are “independent directors” within the meaning of the applicable listing standards of the NASDAQ Stock Market, LLC (“NASDAQ”), except for George H. Kirby who is our President and Chief Executive Officer.

Meetings of the Board of Directors

As of the date of this proxy statement, our Board has six members. Mr. Keller’s term as a director will expire at the 2015 Annual Meeting of Stockholders. From and after the 2015 Annual Meeting of Stockholders, our Board will consist of five members. The Board of Directors held eleven meetings during fiscal 2015. During fiscal 2015, each director attended at least 75% of the aggregate of the total number of meetings of (a) the Board of Directors and (b) the committees on which such director served.

Our corporate governance guidelines provide that directors are expected to attend the Annual Meeting of Stockholders. All directors then serving attended our 2014 Annual Meeting of Stockholders.

Board Leadership Structure

The Board of Directors is led by the chairman, which currently is Mr. Cryan. The Board of Directors has also established the position of Chief Executive Officer (CEO), and currently Mr. Kirby is serving as CEO. The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

Board Committees

As of the date of this proxy statement, our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by the Board. The charters of all Board committees are available on our website at www.oceanpowertechnologies.com.

Our Board has determined that all of the current members of the Compensation Committee and the Nominating and Corporate Governance Committee are “independent directors” within the meaning of the applicable rules of NASDAQ. Our Board has also determined that all current Audit Committee members meet the independence requirements contemplated by Rule 5605(c) of the NASDAQ Stock Market and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Audit Committee. As of the date of this proxy statement, the members of our Audit Committee are Terence J. Cryan, Eileen M. Competti, and Dean Glover. Mr. Cryan was the chair of the committee during fiscal 2015. Effective July 1, 2015, Mr. Glover assumed this position. The Board of Directors has determined that both Mr. Cryan and Mr. Glover are “audit committee financial experts” within the meaning of the regulations of the Securities and Exchange Commission (the “SEC”). The Audit Committee met six times in fiscal 2015.

Our Audit Committee assists our Board of Directors in its oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications, independence and performance.

Our Audit Committee’s responsibilities include: appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm; overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from our independent registered public accounting firm; reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures; monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics; establishing procedures for the receipt and retention of accounting related complaints and concerns; meeting independently with our independent registered public accounting firm and management; and preparing the Audit Committee report required by SEC regulations.

Compensation Committee. As of the date of this proxy statement, the members of our Compensation Committee are Terence J. Cryan, Eileen M. Competti, David Keller and Dean Glover. Mr. Keller’s term as a director and as a member of the Compensation Committee will expire at the 2015 Annual Meeting of Stockholders. Ms. Competti is the chair of the committee. Our Compensation Committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers.

Our Compensation Committee’s responsibilities include: reviewing and approving, or making recommendations to the Board of Directors with respect to, our chief executive officer and other executive officers’ compensation; evaluating the performance of our executive officers and reviewing and approving, or making recommendations to the Board of Directors with respect to, overseeing and administering, and making recommendations to the Board of Directors with respect to, our cash and equity incentive plans. The Compensation Committee met four times in fiscal 2015.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation and any such compensation consultants and other advisors retained by the Compensation Committee will report directly to the committee, which has the authority to select, retain and terminate any such consultants or advisors. In determining and approving executive compensation for fiscal year 2015, the Compensation Committee principally relied on independent salary surveys and other publicly available compensation and online survey data to assist in their evaluation of appropriate levels of executive officer compensation. The Compensation Committee retained an outside consultant to provide certain limited data and information relevant to its determination of compensation for our executive officers for fiscal year 2016 and future years.

Additional information regarding compensation of executive officers is provided on pages 15 through 24 of this Proxy Statement.

Nominating and Corporate Governance Committee. As of the date of this proxy statement, the members of our Nominating and Corporate Governance Committee are Terence J. Cryan, David Keller, Dean Glover, and Eileen M. Competti. Mr. Keller’s term as a director and as a member of the Nominating and Corporate Governance Committee will expire at the 2015 Annual Meeting of Stockholders. Mr. Cryan is the chair of the committee.

Our Nominating and Corporate Governance Committee’s responsibilities include: recommending to the Board of Directors the persons to be nominated for election as directors or to fill vacancies on the Board of Directors and to be appointed to each of the Board’s committees; overseeing an annual review by the Board of Directors with respect to management succession planning; developing and recommending to the Board of Directors corporate governance principles and guidelines; overseeing periodic evaluations of the Board of Directors; and reviewing and making recommendations to the Board of Directors with respect to director compensation. The Nominating and Corporate Governance Committee met six times in fiscal 2015.

Special Committee. On June 10, 2014, the Company announced that the Board of Directors had appointed a Special Committee composed of outside directors and the Interim Chief Executive Officer. The Special Committee consisted of Eileen M. Competti as the chair, Terence J. Cryan and David L. Keller. The Special Committee was charged with the responsibility to conduct an internal investigation into the agreement between Victorian Wave Partners Pty Ltd, a project-specific operating entity wholly-owned by the Company's subsidiary Ocean Power Technologies (Australia) Pty Ltd, and the Australian Renewable Energy Agency, and related public statements concerning that project. The Special Committee retained as outside counsel the law firm of Reed Smith to assist in this investigation. In October 2014, the Special Committee disbanded.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s financial position and operations, as well as the risks associated with each. While the Board of Directors is ultimately responsible for risk oversight at the Company, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with the Board organization, membership and structure of the Board of Directors, succession planning for our directors and executive officers, and corporate governance.

Director Nomination Process

The current nominees for election to the Board were recommended for the Board’s nomination by our Nominating and Corporate Governance Committee, which is comprised solely of independent directors, and based on such recommendation, were nominated by the full Board of Directors. At the Meeting, stockholders will be asked to consider the election of Terence J. Cryan, Eileen M. Competti, Dean J. Glover, Robert J. Burger and George H. Kirby.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry or of other industries with comparable risks and issues, experience, diligence, potential conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee considers the value of diversity when recommending candidates. The committee views diversity broadly to include diversity of experience, skills and viewpoint. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates. The Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.

Stockholders may directly nominate a person for election to our Board by complying with the procedures set forth in Article I, Section 1.10 of our by-laws, and with the rules and regulations of the SEC. Under our by-laws, only persons nominated in accordance with the procedures set forth in the by-laws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our by-laws, director nominations generally must be made pursuant to notice to our Secretary delivered to or mailed and received at our principal executive offices at 1590 Reed Road, Pennington, NJ 08534, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year’s annual meeting of stockholders. Your notice must set forth (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of Ocean Power Technologies, Inc. owned beneficially or of record by the nominee and (iv) all other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case, pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The stockholder making the nomination must include his or her name and address, a statement as to the class and amount of shares beneficially owned by the stockholder, a description of any arrangements or understandings between the stockholder and the nominee, a representation that the stockholder intends to appear in person or by proxy at the annual meeting and a representation as to whether such stockholder intends, or is part of a group that intends, to deliver a proxy statement/and or solicit proxies.

Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chairman (if an independent director), or the lead independent director (if one is appointed), or otherwise the chairman of the Nominating and Corporate Governance Committee, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to Board of Directors c/o Secretary, Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Code of Business Conduct and Ethics is posted on our website at www.oceanpowertechnologies.com and can also be obtained free of charge by sending a request to our Secretary at 1590 Reed Road, Pennington, NJ 08534. Any changes to or waivers under the Code of Business Conduct and Ethics as it relates to our chief executive officer, chief financial officer, controller or persons performing similar functions must be approved by our Board of Directors and will be disclosed in a Current Report on Form 8-K within four business days of the change or waiver.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers and directors are required to file with the SEC reports of ownership and changes in ownership of Common Stock. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that all required reports were filed in fiscal 2015 in a timely manner.

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended April 30, 2015 and discussed them with the Company’s management and the Company’s independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

By the Audit Committee of the Board of Directors of Ocean Power Technologies, Inc.

Terence J. Cryan, Chairman Eileen M. Competti Dean Glover

PROPOSAL TWO – RATIFICATION OF
THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, in accordance with the recommendation of the Audit Committee, has selected KPMG LLP to audit our consolidated financial statements for fiscal 2016. KPMG LLP has audited our consolidated financial statements since fiscal 2005.

Although stockholder approval of the selection of KPMG LLP is not required by law, our Board of Directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board will reconsider its selection of KPMG LLP.

We expect representatives of KPMG LLP to attend the Meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees of KPMG LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

Fee Category	Fiscal 2015	Fiscal 2014

Audit Fees(1)	$249,320	$284,831
Audit-Related Fees(2)	15,000	163,564
Tax Fees(3)	24,294	47,698
All Other Fees(4)	—	—
Total Fees	$288,614	$496,093

(1)

Audit fees consist of fees for the audit and quarterly reviews of our consolidated financial statements and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and which are not reported under “Audit Fees.” Audit-related fees in fiscal 2015 consisted of fees for consent in connection with Form S-8 filing. Audit-related fees in fiscal 2014 consisted of fees for comfort letters in connection with the At the Market (ATM) offering agreement with Ascendiant Capital Markets and an Underwriting Agreement with Roth Capital Partners, LLC, in addition to audit-related fees for reviews of grant milestones in the UK and US.

(3)

Tax fees for fiscal 2015 and fiscal 2014 include fees for tax return preparation assistance and review. In addition, fiscal 2015 included consulting services to our subsidiary, Ocean Power Technologies, Ltd. in the United Kingdom and fiscal 2014 included tax services related to our Victorian Wave Partner Pty Ltd project in Australia.

(4)	We were not billed any “Other Fees” in fiscal 2015 or fiscal 2014.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal 2015 and 2014 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of July 31, 2015 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each named executive officer identified in the Summary Compensation Table below, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The Percentage of Common Stock outstanding is based on 18,347,937 shares of our Common Stock outstanding as of July 31, 2015. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of July 31, 2015 and restricted stock that is currently vested or that will vest within sixty days of July 31, 2015, to be outstanding and to be beneficially owned by the person holding the options or restricted stock, as applicable, for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by such person, subject to community property laws, where applicable. The address of each beneficial owner shown in the table below is c/o Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534, other than for Mr. Dunleavy and Five More Special Situations Fund Ltd.

Name	Amount	Percentage

Executive Officers and Directors
George H. Kirby	9,229	*
Mark A. Featherstone (1)	43,874	*
David R. Heinz (2)	88,691	*
Robert J. Burger	—	—
Eileen M. Competti (3)	35,538	*
Terence J. Cryan (4)	66,000	*
Dean J. Glover	—	—
David L. Keller (5)	46,092	*
Charles F. Dunleavy	107,902	*
All current and former executive officers and directors as a group (9 individuals) (6)	397,326	2.1%
Owners of more than 5%
Five More Special Situations Fund Ltd. (7) c/o M&C Corporate Services P.O. Box 309 GT, Ugland House South Churge Street George Town, Grand Cayman, Cayman Islands 309 GT	1,180,000	6.4%

*Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)	Includes 25,916 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2015.

(2)	Includes 38,325 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2015.

(3)	Includes 35,538 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2015.

(4)

Includes 65,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2015. Mr. Cryan received 9,000 of these options for his service as a member of the Company’s Board of Advisors.

(5)	Includes 46,092 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2015.

(6)	Includes former Chief Executive Officer Charles F. Dunleavy.

(7)	Based on a Schedule 13D filed with the SEC on April 29, 2014. FiveT Capital AG acts as the investment advisor of the beneficial owner.

Equity Compensation Plan Information

The following table summarizes the total number of outstanding options and shares available for other future issuances of options under all of our equity compensation plans as of April 30, 2015.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)

Equity compensation plans approved by stockholders(1)	1,083,952	$4.32	338,382
Equity compensation plans not approved by stockholders	—	—	—

(1)	Consists of our 2001 Stock Plan and our 2006 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

In April 2014, the Company entered into an Executive Transition Agreement with George W. Taylor, who was formerly employed by the Company as Executive Vice Chairman and served on our Board prior to that date. Under this agreement, Dr. Taylor will receive up to fifteen months of consulting fees at a monthly rate of $20,000. During fiscal 2015, the Company recorded $240,000 in expense relating to this agreement.

In June 2014, the Company entered into an agreement with David L. Keller, who had served as a non-executive director of the Company since October 2013. Under this agreement, Mr. Keller served as Interim Chief Executive Officer, effective with the June 9, 2014 termination of the Company’s former Chief Executive Officer, Charles F. Dunleavy, and received a consulting fee of $1,500 per day of services provided. Mr. Keller was awarded a $50,000 cash bonus for his service as Interim Chief Executive Officer during fiscal 2015. Effective January 20, 2015, Mr. George H. Kirby was appointed President, Chief Executive Officer and Director of the Company and Mr. Keller resigned as Interim CEO. Mr. Keller has continued to serve as a non-executive director of the Company since then and his term as a director will expire at the Meeting. During fiscal 2015, the Company recorded $254,188 in expense relating to Mr. Keller’s agreement.

Review and Approval of Related Person Transactions

The Audit Committee is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction entered into by the Company to ensure continued appropriateness. This responsibility is set forth in our Audit Committee charter. A related party transaction will only be approved if the members of the Audit Committee determine that the transaction is in the best interests of the Company. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction.

Board Determination of Independence

Our Board has determined that all of our current directors are “independent directors” within the meaning of the applicable listing standards of the NASDAQ Stock Market, LLC (“NASDAQ”), except for George H. Kirby who is our President and Chief Executive Officer.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

Our Compensation Committee is responsible for overseeing the compensation of all of our executive officers. In this capacity, the Compensation Committee designs, implements, reviews and approves all compensation for our named executive officers. The goal of the Compensation Committee is to ensure that our compensation programs are aligned with our business goals and objectives and that the total compensation paid to each of our named executive officers is fair, reasonable and competitive.

Compensation Objectives and Philosophy

Our compensation programs are designed to attract and retain qualified and talented executives, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. In particular, our compensation programs are intended to reward the achievement of specified predetermined quantitative and qualitative goals and to align our executives’ interests with those of our stockholders in order to attain the ultimate objective of increasing stockholder value.

Elements of Total Compensation and Relationship to Performance

Key elements of these programs include:

•

base salary compensation designed to reward annual achievements, with consideration given to the executive’s qualifications, scope of responsibility, leadership abilities and management experience and effectiveness;

•	cash bonus awards designed to align executive compensation with business objectives and performance; and

•

equity-based incentive compensation, primarily in the form of stock options and restricted stock, the value of which is dependent upon the performance of our Common Stock, and which is subject to multi-year vesting that requires continued service and/or the attainment of certain performance goals.

Determining and Setting Executive Compensation

Our management develops our compensation plans by utilizing publicly available compensation and on-line survey data for a broad selection of national and regional companies, which we believe are generally comparable to the Company in terms of public ownership, organizational structure, size and stage of development, and against which we believe we may compete for executive talent. The results of these analyses are reviewed with and approved by the Compensation Committee annually. We believe that these compensation practices provide us with appropriate compensation guidelines. The Compensation Committee generally targets compensation for our executives near the median range of compensation paid to similarly situated executives in comparable companies covered by the on-line survey data. Other considerations, including market factors, the unique nature of our business and the experience level of an executive, may dictate variations to this general target.

Our business is characterized by a long product development cycle, including a lengthy engineering and product-testing period and regulatory approval and licensing. Because of this, many of the traditional benchmarking metrics, such as product sales, revenues and profits are inappropriate for our Company. Instead, the specific factors the Compensation Committee considers when determining our named executive officers’ compensation include:

•	key product development initiatives;

•	technology advancements;

•	achievement of regulatory and other commercial milestones;

•	establishment and maintenance of key strategic relationships;

•	implementation of appropriate financing strategies; and

•	financial and operating performance.

Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal years ended April 30, 2015 and April 30, 2014 to our current executive officers, former Chief Executive Officer, and our former Interim Chief Executive Officer. We refer to these persons collectively as our “named executive officers.”

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)	Restricted Stock Awards ($)		All Other Compensation ($)		Total ($)
		(a)		(b)		(c)

George H. Kirby	2015	102,414		—		—	85,800	(d)	58,315	(g)(h)	246,529
Chief Executive Officer	2014	—		—		—	—		—		—

Mark A. Featherstone	2015	274,388		—		—	57,300	(d)	3,430	(e)	335,118
Chief Financial Officer	2014	103,327		20,140		86,325	62,250	(d)	—		272,042

David R. Heinz	2015	304,553		—		—	57,300	(d)	28,028	(e)(f)	389,881
Chief Operating Officer	2014	88,389		17,416		101,540	87,150	(d)	15,036	(f)	309,531

David L. Keller	2015	204,188	(i)	50,000	(j)	—	48,880	(k)	17,567	(l)	320,635
Interim Chief Executive Officer	2014	—		—		—	—		—		—

Charles F. Dunleavy	2015	76,643		—		—	—		1,439	(e)	78,082
Former Chief Executive Officer	2014	375,000		—		79,986	—		11,511	(e)	466,497

(a)

Salary represents actual salary earned during each fiscal year. The amounts in this column may be different from the amounts listed below under description of employment agreements, due to increases in salary levels and payments for unused vacation during each fiscal year.

(b)

The amounts in this column reflect cash bonuses earned by the named executive officers for performance during the applicable fiscal year. All bonuses for named executive officers are entirely discretionary and have not been determined as of the date of this proxy statement for fiscal 2015.

(c)

The entries in the option awards column reflect the grant date fair value of the awards for fiscal 2015 and 2014, as applicable, for financial statement reporting purposes in accordance with Accounting Standards Codification (ASC) No. 718, Compensation — Stock Compensation, excluding forfeiture assumptions, and utilizing the Black-Scholes method. See Note 2(m) of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2015 (“2015 Form 10-K”) for a discussion of the relevant assumptions used to determine the valuation of our stock options for accounting purposes.

(d)

The amounts in this column reflect grant date fair value of the awards for fiscal 2015 and 2014, as applicable, for financial statement reporting purposes in accordance with Accounting Standards Codification (ASC) No. 718, Compensation — Stock Compensation. See Notes 2(m) and 11 of the Notes to Consolidated Financial Statements in our 2015 Form 10-K, for a discussion regarding the valuation of our restricted stock for accounting purposes.

(e)	In each case, reflects Company 401(k) plan matching contributions.

(f)	This amount includes $24,964 and $15,036 for fiscal 2015 and fiscal 2014, respectively, for eligible relocation expenses in accordance with Mr. Heinz’s Employment Agreement.

(g)	$8,315 of this amount is for eligible relocation expenses in accordance with Mr. Kirby’s Employment Agreement.

(h)	This amount includes a one-time starting bonus of $50,000.

(i)

During fiscal 2015, the Company entered into an agreement with David L. Keller, who has served as a non-executive director of the Company since October 2013. Under this agreement, Mr. Keller served as Interim Chief Executive Officer effective with the June 9, 2014 termination of the Company’s former Chief Executive Officer, Charles F. Dunleavy. Mr. Keller continued in this position until Mr. Kirby was hired as President and Chief Executive Officer effective January 20, 2015. Mr. Keller received a consulting fee of $1,500 per day for services provided.

(j)	Mr. Keller was awarded a $50,000 cash bonus for his service as Interim Chief Executive Officer during fiscal 2015.

(k)

The amount of $48,880 represents the fair value of shares on January 28, 2015, the date of the grant, in accordance with Accounting Standards Codification (ASC) No. 718, Compensation – Stock Compensation (ASC) 718. The restricted stock award was granted for Mr. Keller’s service as the Interim Chief Executive Officer effective with the June 9, 2014 termination of the Company’s former Chief Executive Officer, Charles F. Dunleavy. Mr. Keller continued in this position until George H. Kirby was appointed President, Chief Executive Officer and Director of the Company effective January 20, 2015. Mr. Keller continues to serve as a non-executive director of the Company.

(l)	This amount is for eligible travel expenses in accordance with Mr. Keller’s Interim Chief Executive Officer Agreement.

Employment Agreements

George H. Kirby — Chief Executive Officer and Director

Under an agreement entered into on December 29, 2014, Mr. Kirby is entitled to an annual base salary of $360,000 subject to adjustment upon annual review by our Board of Directors. Mr. Kirby is also eligible to earn discretionary incentive bonuses and incentive compensation. The Company also reimbursed Mr. Kirby for his eligible relocation costs.

Upon the termination of his employment other than for cause, or if he terminates his employment for good reason (as such terms are defined in his employment agreement), Mr. Kirby has the right to receive severance payments. If such termination occurs before the first year of employment, Mr. Kirby will receive six months of his base salary. If such termination occurs after the first year of employment, Mr. Kirby will receive twelve months of his base salary then in effect. Pursuant to this agreement, Mr. Kirby is prohibited from competing with us and soliciting our customers, prospective customers or employees during the term of his employment and for a period of one year after the termination or expiration of his employment.

Mark A. Featherstone — Chief Financial Officer and Treasurer

Under an agreement entered into in November 26, 2013, Mr. Featherstone is entitled to an annual base salary of $270,000 subject to adjustment upon annual review by our Board of Directors. Mr. Featherstone’s base salary has been adjusted by our Board of Directors and was increased to $274,388 effective May 1, 2014. Mr. Featherstone is also eligible to earn discretionary incentive bonuses and incentive compensation.

Upon the termination of his employment other than for cause, or if he terminates his employment for good reason (as such terms are defined in his employment agreement), Mr. Featherstone has the right to receive severance payments equal to twelve months of his base salary then in effect. Pursuant to this agreement, Mr. Featherstone is prohibited from competing with us and soliciting our customers, prospective customers or employees during the term of his employment and for a period of one year after the termination or expiration of his employment.

David R. Heinz — Chief Operating Officer

Under an agreement entered into in January 13, 2014, Mr. Heinz is entitled to an annual base salary of $290,000 subject to adjustment upon annual review by our Board of Directors. Mr. Heinz’s base salary has been adjusted by our Board of Directors and was increased to $306,432 effective June 17, 2014 in connection with his promotion to Chief Operating Officer. Mr. Heinz is also eligible to earn discretionary incentive bonuses and incentive compensation.

Upon the termination of his employment other than for cause, or if he terminates his employment for good reason (as such terms are defined in his employment agreement), Mr. Heinz has the right to receive severance payments. If such termination occurs after 180 days of employment Mr. Heinz will receive three months of his then base salary. If such termination occurs after 360 days of employment Mr. Heinz will receive six months of his then base salary. If such termination occurs after 720 days of employment Mr. Heinz will receive 12 months of his then base salary. The Company reimbursed Mr. Heinz for $40,000 of his eligible relocation costs. In the event Mr. Heinz terminates his employment with the Company other than for good reason (as such terms are defined in his employment agreement), or if the Company terminates his employment for cause prior to his one year anniversary, he would be required to repay 100% of the relocation reimbursement. After Mr. Heinz’s one year anniversary, but before his two year anniversary, he would be required repay 50% of the relocation reimbursement. Pursuant to this agreement, Mr. Heinz is prohibited from competing with us and soliciting our customers, prospective customers or employees during the term of his employment and for a period of one year after the termination or expiration of his employment.

Charles F. Dunleavy — Former Chief Executive Officer

On June 9, 2014, Mr. Dunleavy was terminated for cause as an employee of the Company. Mr. Dunleavy did not receive any severance payments under his employment agreement with the Company. Mr. Dunleavy forfeited all vested and unvested stock options upon termination.

Stock Option and Other Compensation Plans

2001 Stock Plan

Our 2001 Stock Plan was adopted by our Board of Directors and approved by our stockholders on August 24, 2001. The 2001 Stock Plan provides for the grant of incentive stock options, non-statutory options, restricted stock awards and stock awards. A maximum of 1,000,000 shares of Common Stock are authorized for issuance under our 2001 Stock Plan. Our employees, officers, directors, consultants and advisors are eligible to receive awards under our 2001 Stock Plan; however, incentive stock options may only be granted to our employees.

Our Board of Directors administers our 2001 Stock Plan. Pursuant to the terms of our 2001 Stock Plan, and to the extent permitted by law, our Board may delegate administrative authority to a committee composed of two or more of our non-executive directors. Our Board of Directors, or a committee to whom the Board of Directors delegates authority, selects the recipients of awards and determines:

•	the number of shares of Common Stock covered by options and the dates upon which the options become exercisable;

•	the exercise price of options;

•	the duration of the options; and

•	the terms and conditions of awards, including transfer restrictions, conditions for repurchase and rights of first refusal.

The 2001 Stock Plan provides that outstanding options shall become fully exercisable if we undergo a fundamental transaction, as defined in the 2001 Stock Plan, and the successor entity does not assume the options under the 2001 Stock Plan or substitute equivalent options.

As of April 30, 2015, options to purchase 40,200 shares of our Common Stock at a weighted average exercise price of $12.39 were outstanding under our 2001 Stock Plan, options to purchase 43,100 shares of Common Stock had been exercised and options to purchase 764,890 shares of Common Stock had been forfeited. No further stock options or other awards were granted under the 2001 Stock Plan since the effective date of our 2006 Stock Incentive Plan described below. Our 2001 Stock Plan has expired and no additional awards may be made under that plan.

2006 Stock Incentive Plan

Our 2006 Stock Incentive Plan was adopted by our Board of Directors on December 7, 2006, was approved by our stockholders on January 12, 2007 and became effective on April 24, 2007. The 2006 Stock Incentive Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock awards and other stock-unit awards. On October 2, 2009, an amendment to the 2006 Stock Incentive Plan was approved, increasing the aggregate number of shares authorized for issuance by 850,000 shares to 1,653,215 shares. In 2010, our Board of Directors approved amending and restating the 2006 Stock Incentive Plan to make certain adjustments, including imposing minimum performance periods for performance awards and minimum vesting periods for time-based awards, a requirement that we obtain stockholder approval prior to certain option and stock appreciation right repricing actions, and limiting the situations in which vesting periods may be waived or accelerated. This amendment and restatement did not require the approval of our stockholders. On October 2, 2013, a further amendment to the 2006 Stock Incentive Plan was approved by our stockholders, increasing the aggregate number of shares authorized for issuance by an additional 800,000 shares to 2,453,215.

Our employees, officers, directors, consultants and advisors are eligible to receive awards under our 2006 Stock Incentive Plan; however, incentive stock options may only be granted to our employees. The maximum number of shares of Common Stock with respect to which awards may be granted to any participant under our 2006 Stock Incentive Plan is 200,000 per calendar year.

Our 2006 Stock Incentive Plan is administered by our Board of Directors. Pursuant to the terms of our 2006 Stock Incentive Plan, and to the extent permitted by law, our Board of Directors may delegate authority to one or more committees or subcommittees of the Board of Directors or to our officers. Our Board of Directors or any committee to whom the Board of Directors delegates authority selects the recipients of awards and determines:

•	the number of shares of Common Stock covered by options and the dates upon which the options become exercisable;

•	the exercise price of options; provided, however, that the exercise price shall not be less than 100% of the fair market value of the underlying Common Stock on the date the option is granted;

•	the duration of the options; and

•

the number of shares of Common Stock subject to any restricted stock or other stock-unit awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

If our Board of Directors delegates authority to an officer, the officer has the power to make awards to all of our employees, except to executive officers. Our Board of Directors will fix the terms of the awards to be granted by such officer, including the exercise price of such awards, and the maximum number of shares subject to awards that such officer may make.

If a merger or other reorganization event occurs, our Board of Directors may provide that all of our outstanding options are to be assumed or substituted by the successor corporation. Our Board of Directors may also provide that, in the event the succeeding corporation does not agree to assume, or substitute for, outstanding options, then all unexercised options will become exercisable in full prior to the completion of the event and that these options will terminate immediately prior to the completion of the merger or other reorganization event if not previously exercised. Our Board of Directors may also provide for cashing out the value of any outstanding options.

No awards may be granted under our 2006 Stock Incentive Plan after December 6, 2016, but the vesting and effectiveness of awards granted before that date may extend beyond that date. Our Board of Directors may amend, suspend or terminate our 2006 Stock Incentive Plan at any time, except that stockholder approval will be required for any revision that would materially increase the number of shares reserved for issuance, expand the types of awards available under the plan, materially modify plan eligibility requirements, extend the term of the plan or materially modify the method of determining the exercise price of options granted under the plan, or otherwise as required to comply with applicable law or stock market requirements.

As of April 30, 2015, options to purchase 1,043,752 shares of our Common Stock at a weighted average exercise price of $4.01 were outstanding under our 2006 Stock Incentive Plan, 4,266 options to purchase shares of Common Stock had been exercised and options to purchase 1,392,862 shares of Common Stock had been forfeited.

As of April 30, 2015, we had granted 1,175,249 shares of restricted Common Stock under our 2006 Stock Incentive Plan, of which 840,841 remain outstanding.

2015 Outstanding Equity Awards at Fiscal Year End Table

The following table contains certain information regarding equity awards held by the named executive officers as of April 30, 2015:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #		Market Value of Shares or Units of Stock That Have Not Vested ($)

Mark A. Featherstone	9,250	(a)	33,333	(a)	2.49	1/20/2024
							16,666	(b)	9,333	(b)
							30,000	(c)	16,800	(c)
							60,000	(d)	33,600	(d)
David R. Heinz	15,000	(e)			2.49	1/20/2024
	8,325	(a)	30,000	(a)	2.49	1/21/2024
							13,333	(b)	7,466	(b)
							30,000	(c)	16,800	(c)
							60,000	(d)	33,600	(d)
George H. Kirby
							60,000	(f)	33,600	(f)
							120,000	(g)	67,200	(g)
Total	32,575		63,333				389,999		218,399

(a)	These options were granted on January 20, 2014 and vest over a three year period based on performance criteria determined by the Compensation Committee.

(b)	These shares were granted on January 20, 2014 and vest over a three year period based on performance criteria determined by the Compensation Committee.

(c)	These shares were granted on October 22, 2014 and vest over a three year period based on service requirements.

(d)

These shares were granted on December 19, 2014 and vest over a three year performance-based period tied to the Company's total shareholder return (TSR) relative to the shareholder return of three alternative energy Exchange Traded Funds as measured over a specific performance period.

(e)	These options were fully vested on the grant date.

(f)	These shares were granted on January 20, 2015 and vest over a three year period based on service requirements.

(g)

These shares were granted on January 20, 2015 and vest over a three year performance-based period tied to the Company's total shareholder return (TSR) relative to the shareholder return of three alternative energy Exchange Traded Funds as measured over a specific performance period.

Potential Payments upon Termination of Employment or Change in Control

The following information sets forth the terms of potential payments to each of our named executive officers in the event of a termination of employment.

Termination by Company without Cause; Termination by Executive for Good Reason.  Our employment agreement with Mr. Kirby provides for severance pay equal to one-half (1/2) of a year of base salary in a lump sum within 30 days in the event that employment is terminated by the Company, other than for cause, upon Mr. Kirby’s disability or by the executive with good reason, each occurring during the first year of employment (i.e., prior to January 20, 2016). After the first year of employment, the amount of severance pay increases to one (1) year of base salary. In both instances, Mr. Kirby would also be entitled to receive any other payments owed such as a short-term bonus, long-term compensation, benefits and expenses reimbursements to the degree such payments are owed for service provided up to the date of termination. Finally, the expiration date of any other options held by Mr. Kirby would be extended to a date 90 days after the date of termination of employment (but not longer than the original term of such options).

Our employment contract with Mr. Heinz provides for severance pay equal to three months if termination occurs after 180 days, six months if termination occurs after 360 days and twelve months if termination occurs after 720 days of employment.

Our employment contract with Mr. Featherstone provides for severance pay equal to one year of base salary payable as salary continuation in accordance with regular payroll practices and the continuation of health care benefits for 12 months in the event that employment is terminated by the Company other than for cause or by the executive with good reason.

Termination by Company for Cause; Termination by Executive without Good Reason.  Under our employment contracts with Mr. Kirby, Mr. Featherstone and Mr. Heinz upon termination for cause or at the executive’s election without good reason, the executive is entitled to the base salary and benefits due and owing to the executive as of the date of termination.

Change in Control. Our employment agreement with Mr. Kirby provides for severance pay equal to one (1) year of base salary if a change of control occurs and Mr. Kirby is terminated by the Company or Mr. Kirby terminates the agreement, each occurring within 90 days of the change of control. Mr. Kirby would also be entitled to receive any other payments owed such as a short-term bonus, long-term compensation, benefits and expenses reimbursements to the degree such payments are owed for service provided up to the date of termination. Finally, the expiration date of any other options held by Mr. Kirby would be extended to a date 90 days after the date of termination (but not longer than the original term of such options). In addition, to the extent that Mr. Kirby has not previously vested in rights and interests held by Mr. Kirby under the Company’s stock and other equity plans (including stock options, restricted stock, RSU’s, performance units or performance shares), such rights and interest would become fully vested.

The employment agreements for Mr. Featherstone and Mr. Heinz do not contain change of control provisions; therefore, payments for cash severance and continued healthcare benefits are the same as for termination without cause. The restricted stock agreement provides for accelerated stock vesting upon a change in control.

Termination upon Failure to Renew by the Company. In the event that our employment agreement with Mr. Kirby terminates the end of the term and is not renewed as a result of a decision by the Company not to renew, prior to a decision by Mr. Kirby not to renew, the Company will pay Mr. Kirby a severance payment in the amount of one (1) year base salary in a lump sum within 30 days after the termination date.

The employment agreements for Mr. Featherstone and Mr. Heinz do not contain similar provisions.

Qualifying retirement.  Under our restricted stock agreements with the named executive officers, upon a Qualifying Retirement 50% of unvested restricted shares will vest immediately. A “Qualifying Retirement” means retirement by the recipient after satisfaction of the conditions in either clause (A) or clause (B): (A) the recipient has both (1) attained the age of 55 and (2) completed at least ten years of employment with the Company; or (B) the sum of the recipient’s age plus the number of years he or she has been employed by the Company equals or exceeds 75 years.

PROPOSAL THREE - ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Consistent with our stockholders’ preference expressed in voting at the 2011 annual meeting of stockholders, the Board of Directors determined that an advisory vote on the compensation of our named executive officers will be conducted every year. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2017 annual meeting of stockholders. We are asking stockholders to approve the following advisory resolution at the 2015 Annual Meeting of Stockholders:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders, is hereby APPROVED.

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Executive Compensation section are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our stockholders and motivating our executives to remain with us for long and productive careers. Named executive officer compensation over the past two years reflects amounts of cash and equity compensation consistent with our stated goals and objectives.

We urge stockholders to read the Executive Compensation section beginning on page 16 of this proxy statement, including the 2015 Summary Compensation Table and related tables and narrative, appearing on pages 17 through 23 which provide information on our compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board of Directors. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL FOUR – APPROVAL OF THE OCEAN POWER TECHNOLOGIES, INC.
2015 OMNIBUS INCENTIVE PLAN

On August 17, 2015, upon the recommendation of our Compensation Committee, the Board unanimously approved, subject to the receipt of stockholder approval, the Ocean Power Technologies, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”) providing for the issuance of up to 2,000,000 shares of our Common Stock, plus (y) the number of shares of Common Stock available for issuance under our 2006 Stock Incentive Plan (as amended, the “2006 Plan”) as of the effective date of the 2015 Plan (the date on which the 2015 Plan is approved by our stockholders is the “Effective Date” of the 2015 Plan), plus (z) the number of shares of our Common Stock related to awards under the 2006 Plan as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. The purpose of the 2015 Plan is to provide our eligible employees, officers, directors, consultants, advisers and other eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the long-term growth and profitability of the Company to benefit our stockholders and other important stakeholders, including our employees and customers, and to provide a means of attracting, rewarding and retaining key personnel. The 2015 Plan will only become effective upon our receipt of stockholder approval of this Proposal Four. If adoption of the 2015 Plan is approved by our stockholders and the 2015 Plan becomes effective, the 2006 Plan will be deemed terminated and no additional awards under such plan will be made.

The 2006 Plan, which was originally adopted by the Board on December 7, 2006 and approved by our stockholders on January 12, 2007, became effective on April 24, 2007. The aggregate number of shares of our Common Stock originally approved for issuance under the 2006 Plan was 803,215. In 2009, the Board of Directors and our stockholders approved an amendment to the 2006 Plan to increase the aggregate number of shares authorized for issuance by 850,000 shares to 1,653,215 shares. In 2010, our Board of Directors approved the amendment and restatement of the 2006 Plan to make certain changes which did not require the approval of our stockholders. In October 2013, our stockholders approved an amendment to our 2006 Plan to increase the aggregate number of shares authorized for issuance under the 2006 Plan by 800,000 shares to 2,453,215 shares. As of August 17, 2015, the date on which our Board approved the 2015 Plan, only 333,876 shares of Common Stock remained available for issuance under the 2006 Plan, which is our only existing equity compensation plan under which awards may be made.

As of August 17, 2015, there were 1,048,757 shares of our Common Stock subject to outstanding stock options and 823,011 shares underlying outstanding restricted stock awards under our 2006 Plan. For information regarding grants that were outstanding at April 30, 2015, under all of our equity compensation plans, please see “Stock Option and Other Compensation Plans” above.

In assessing the appropriate terms of the 2015 Plan and the importance of equity as a component of our compensation program, our Compensation Committee considered, among other items, our compensation philosophy and practices. Like many companies, we believe that in order to successfully attract, retain and motivate exceptional executives, employees, non-employee directors, consultants and advisers, we must continue to offer a competitive equity incentive program. The Company also sought input from Pay Governance LLC, an independent compensation consultant to our Board, based on their understanding of prevailing current market and best practices. In particular, Pay Governance provided our Board with an analysis of the 2015 Plan relative to market and best practices relating to three important aspects of the 2015 Plan: the 2015 Plan’s features, the “overhang” that the shares issuable under the 2015 Plan could have, and our Company’s historic burn rate. In assessing the 2015 Plan’s features, Pay Governance provided the Board with information about whether the 2015 Plan contains provisions and plan features that are consistent with market and best practices and that are viewed positively by proxy advisory firms and institutional investors. Pay Governance also provided our Board with information relating to the 2015 Plan’s “overhang,” which is the total number of shares that are committed to our equity compensation plans as a percentage of the total shares outstanding, particularly relative to market data. Finally, Pay Governance provided the Board with information relating to the Company’s “burn rate,” which is the average number of stock options, restricted stock and performance shares that we have granted during a year as a percentage of the average shares that are outstanding (using a three-year average to take into account any year-over-year volatility in our equity usage).

Informed by the analysis provided by our outside compensation consultant, Pay Governance, our anticipated equity compensation needs over the next two years, and the dilutive effect that future compensation awards could have on our stockholders, the Compensation Committee determined, and recommended to our Board, that it is in the Company’s best interests to approve and adopt the 2015 Plan with the provisions as outlined below. Based upon, and assuming that the Company continues to make awards consistent with, recent grant practices, the Compensation Committee anticipates that the proposed shares of Common Stock to be authorized for issuance under the 2015 Plan should be sufficient to meet our needs for approximately the next two years. The proposed shares to be authorized for issuance under the 2015 Plan will enable us to continue to provide our management team, other employees, non-employee directors, consultants and advisers with compensation that is based on the Company’s performance over the long-term, aligning their interests with those of our stockholders, and provide our executive officers with a potential value for long-term equity grants that is intended to be competitive with those held by comparable executives at companies similar to our Company.

We are also seeking stockholder approval of the material terms of performance goals under the 2015 Plan. Stockholder approval of such terms would permit us to deduct compensation associated with future performance-based awards made under the 2015 Plan to certain executives. Section 162(m) of the Code limits the deductions a publicly-held company can claim for compensation in excess of $1,000,000 paid in a given year to its chief executive officer and its three other most highly-compensated executive officers (other than its chief financial officer) (these officers are generally referred to as the “covered employees”). “Performance-based” compensation that meets certain requirements is not counted against the $1,000,000 deductibility cap. Stock options and stock appreciation rights (“SARs”) generally qualify as performance-based compensation if granted with an exercise price not less than the fair market value on the date of grant. Other awards that we may grant under the 2015 Plan may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the committee administering the 2015 Plan. The committee retains the discretion to set the level of performance for a given performance measure under a performance-based award. For such awards to qualify as performance-based compensation, the stockholders must approve the material terms of the performance goals.

The 2015 Plan includes several provisions that are designed to protect stockholder interests:

•	No “evergreen” provision, which, if included, would automatically increase the number of shares available for issuance under the 2015 Plan;

•	No below market grants of stock options or SARs;

•	No repricing of options or SARs or cancellation of options or SARs in exchange for cash, in either case without stockholder approval for that specific action; and

•	A separate annual limit on the authorization of awards for non-employee directors.

The Board has directed that the proposed 2015 Plan be submitted to our stockholders for their approval at the Meeting. Stockholder approval of the 2015 Plan is being sought so that: (i) compensation attributable to grants under the 2015 Plan qualify for an exemption from the $1,000,000 deduction limit under Section 162(m) of the Code; (ii) incentive stock options granted under the 2015 Plan will meet the requirements of the Code; and (iii) the NASDAQ listing requirements are met. If our stockholders do not approve the 2015 Plan at the Meeting, the 2015 Plan will not become effective, the 2006 Plan will remain in force and effect with the terms previously approved by our stockholders.

The Board believes that the number of shares of our Common Stock currently available for issuance or transfer under the 2006 Plan is not sufficient to attract, retain and motivate top quality management, employees, directors, consultants and advisers who will be material to our success. In addition, the Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, advisers, consultants, and non-employee directors the opportunity to acquire or increase their ownership interests in the Company. If the 2015 Plan is not approved, we will not be able to grant any awards to eligible participants after the earlier to occur of (i) all the remaining shares reserved for issuance under the 2006 Plan have been used or (ii) January 12, 2017.

Stockholders may cast a vote (i) FOR, (ii) AGAINST or (iii) ABSTAIN from voting on the proposal to approve the 2015 Plan. Approval of the 2015 Plan requires the affirmative vote of the holders of a majority of the shares of our Common Stock present or represented at the Meeting, either in person or by proxy, and voting on the proposal.

Summary Description of the 2015 Plan

The following is a summary of the material provisions of the 2015 Plan and is qualified in its entirety by reference to the complete text of the 2015 Plan, a copy of which is attached to this proxy statement as Annex A.

Administration

The 2015 Plan is administered by a committee of the Board, which consists of not fewer than two directors of the Company designated by the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code as amended (as now in effect or later amended and any successor thereto, the “Code”) and, for so long as our Common Stock is listed on The NASDAQ Stock Exchange, LLC, an “independent director” within the meaning of the NASDAQ rules. Among other things, the committee administering the 2015 Plan has full power and authority to take all actions and to make all determinations required or provided for under the 2015 Plan, any award under the 2015 Plan or any award agreement under the 2015 Plan, not inconsistent with the specific terms and conditions of the 2015 Plan, which the committee deems to be necessary or appropriate to the administration of the 2015 Plan. The committee administering the 2015 Plan, may amend, modify or supplement the terms of any outstanding award, provided that no amendment, modification or supplement of the terms of any outstanding award shall impair a grantee’s rights under an award without the consent of the grantee. The committee administering the 2015 Plan is also authorized to construe the award agreements, and may prescribe rules relating to the 2015 Plan. Notwithstanding the foregoing, our full Board of Directors will conduct the general administration of the 2015 Plan with respect to all Awards granted to our non-employee directors. In addition, in its sole discretion, our Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the 2015 Plan except with respect to matters which are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder.

Grant of Awards; Shares Available for Awards; Award Limits; Eligible Grantees

The 2015 Plan provides for the grant of stock options, SARs, restricted stock awards, stock unit awards and unrestricted stock awards, dividend equivalent rights, performance share awards or other performance-based awards, other equity-based awards or cash to eligible employees, officers and non-employee directors of the Company or any affiliate of the Company, or any consultant or adviser to the Company or an affiliate who is currently providing services to the Company or an affiliate, or to any other individual whose participation in the 2015 Plan is determined to be in the best interests of the Company by the committee administering the 2015 Plan. We have reserved a total of 2,000,000 shares of Common Stock for issuance as or under awards to be made under the 2015 Plan, plus (y) the number of shares of Common Stock available for issuance under our 2006 Plan as of the Effective Date of the 2015 Plan, plus (z) the number of shares of our Common Stock related to awards under the 2006 Plan as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2015 Plan. The maximum number of shares of stock that can be granted under the 2015 Plan pursuant to incentive stock option Awards is two million (2,000,000). The maximum number of shares of stock subject to Awards that can be granted under the 2015 Plan in any one calendar year to any person, other than a non-employee director, is seven-hundred and fifty thousand (750,000). The maximum fair market value of shares of stock that may be granted under the 2015 Plan in any one calendar year to any non-employee director is two-hundred thousand dollars ($200,000). The limitations on the amount of shares of stock issuable under the 2015 Plan is subject to adjustment in the event of certain changes in our capital stock, such as recapitalizations, reclassifications, stock splits, reverse stock splits, spin-offs, combinations of our stock, exchanges of our stock and other increases or decreases in our stock without receipt of consideration.

Currently, there are approximately 40 employees, non-employee directors, consultants and advisers who would be entitled to receive stock options and/or shares of restricted stock under the 2015 Plan. Future new hires and additional non-employee directors and/or consultants and advisers would be eligible to participate in the 2015 Plan as well.

Term of 2015 Plan

The 2015 Plan will terminate automatically ten years after the date on which stockholders approve the 2015 Plan.

Awards

Awards under the 2015 Plan may consist of the following:

•	stock options;

•	SARs;

•	restricted stock and stock units;

•	unrestricted stock and other equity-based awards;

•	dividend equivalent rights; and

•	performance-based awards.

Stock Options.  The 2015 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under Section 422 of the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the committee administering the 2015 Plan may determine; provided, that the per share exercise price of each stock option must be not be less than the fair market value of one share of the Company’s Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of outstanding voting securities of our company or a parent or subsidiary of our company). ISOs may only be granted to employees. In addition, the aggregate fair market value of our Common Stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as an NQSO.

Stock Appreciation Rights.  An SAR entitles the grantee, upon exercise, to receive an amount equal to the excess of (x) the fair market value of one share of our Common Stock on the date of exercise, over (y) the per share exercise price of such SAR as determined by the committee administering the 2015 Plan. The exercise price of an SAR may not be less than the fair market value of one share of Common Stock on the grant date of the SAR. SARs may be granted in tandem with all or part of any stock options or any other award granted under the 2015 Plan or without regard to any option or other award. The committee administering the 2015 Plan has the authority to determine, on the grant date or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part, the time or times at which the SARs shall cease to be or become exercisable following the termination of service of the grantee, the method of exercise, the method of settlement, the form of consideration payable upon settlement, method by or forms in which shares of Common Stock shall be delivered or deemed to be delivered to the grantees, whether or not an SAR is granted in tandem or in combination with any other award and any and all terms and conditions of any SAR.

Restricted Stock Awards and Stock Unit Awards.  A restricted stock award is an award of Common Stock to the grantee, subject to such restrictions as the committee administering the 2015 Plan, in its sole discretion, may determine. A stock unit award entitles the grantee to receive the equivalent of one share of Common Stock for each stock unit subject to such award, subject to the satisfaction by the grantee of any vesting requirements. Restricted stock and stock unit awards may be granted subject to such conditions as may be determined by the committee administering the 2015 Plan at the time a grant of restricted stock or stock unit is made, which may include a period of time during which the restricted stock award or stock unit award is unvested and prescribe restrictions in addition to or than the restricted period including the achievement of individual or corporate performance goals. Unless the committee administering the 2015 Plan otherwise provides in an award agreement, restricted stock and stock units that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, are forfeited for no consideration if the grantee terminates service with the Company. Awards of restricted stock and stock units may not be sold, transferred or otherwise encumbered during any period in which such awards are unvested or prior to the satisfaction of any other restrictions prescribed by the committee administering the 2015 Plan with respect to such awards. Unless the committee administering the 2015 Plan otherwise provides in an award agreement, holders of restricted stock awards have the right to vote the shares of restricted stock and the right to receive any dividends paid or declared with respect to the restricted stock subject to the award. Holders of stock unit awards have no rights as a stockholder of the Company and do not have the right to receive cash or dividend payments or distributions attributable to the shares of Common Stock underlying such awards, to direct the voting of the shares subject to such stock unit awards, or to receive notice of any meeting of the Company’s stockholders.

Unrestricted Stock Awards and Other Equity-Based Awards.  The committee administering the 2015 Plan also may grant unrestricted stock awards and other equity-based awards to grantees under the 2015 Plan. Unrestricted stock awards permit the grantee to receive shares of Common Stock free of any restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration. Other equity-based awards are awards representing a right or interest that may be denominated or payable in or valued in whole or in part by reference to or based on or related to our Common Stock, that are not options, SARs, restricted stock, stock units, unrestricted stock, dividend equivalent rights or performance shares. Other equity-based awards may be granted by the committee administering the 2015 Plan upon such terms and conditions as the committee may determine.

Dividend Equivalent Right Awards.  A dividend equivalent right is an award entitling the recipient to receive credits based on cash distributions that would have been paid to the recipient on the shares of Common Stock specified in the dividend equivalent right if such shares had been issued to and held by the recipient of the dividend equivalent right as of the record date. A dividend equivalent right may be granted to any grantee under the 2015 Plan, but may not be granted in connection with or related to an award of options or SARs under the 2015 Plan. The terms and conditions of any dividend equivalent right shall be as set forth in the award agreement relating to such right. Unless the committee administering the 2015 Plan otherwise provides in an award agreement, a grantee’s rights in all dividend equivalent rights will automatically terminate upon the grantee’s termination of service with the Company.

Performance-Based Awards.  Performance-based awards may be granted by the committee administering the 2015 Plan in such amounts and upon such terms as the committee determines. Generally, performance-based awards will have an actual or target number of shares of Common Stock or initial value that is set by the committee at the time of grant. The committee administering the 2015 Plan has the discretion to set performance goals which, depending on the extent to which they are achieved, will determine the value and/or the number of shares of Common stock subject to a performance-based award that will be paid out to the grantee. The right of a grantee to exercise or receive a grant or settlement of any performance-based award, and the timing thereof, will be subject to the performance conditions specified by the committee, and will entitle the grantee to receive cash or shares of our Common Stock upon the attainment of the specified performance goals over a specified performance period.

Repricing Not Permitted

Except in connection with a corporate transaction in which we are involved, without obtaining stockholder approval, we may not amend the terms of any outstanding options or SARs under the 2015 Plan to reduce the exercise price of such outstanding options or SARs, cancel outstanding options or SARs in exchange for or in substitution of options or SARs with an exercise price that is less than the exercise price of the original options or SARs, or cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

Change in Control Provisions

In the event of a change in control in which the acquirer does not assume awards granted under the 2015 Plan, all outstanding restricted stock, stock units and all dividend equivalent rights awarded under the 2015 Plan will be deemed to have vested and the shares of Common Stock subject thereto will be delivered, immediately prior to the occurrence of such change-in-control, in each case with the exception of performance-based awards which will be treated as described below. Under the 2015 Plan, a change in control is generally defined as:

•	a person or group becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of our voting stock on a fully diluted basis;

•

individuals who on the Effective Date constitute our Board of Directors (together with any new directors whose election by such board of directors for election by our stockholders was approved by a vote of at least a majority of the members of such board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office; or

•

the Company consolidates with or merges with or into any person, or any other person consolidates with or merges with or into the Company, other than any transaction in which the holders of securities that represented one hundred percent of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in the merger or consolidation transaction immediately after the transaction; or

•

there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or series of related transactions, of all or substantially all of the assets of the Company and our subsidiaries, taken as a whole, to any person or group (within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act).

In the case of a change in control, the 2015 Plan provides that performance-based awards will be treated as follows. For performance-based awards denominated in shares of Common Stock, the 2015 Plan provides that if less than half of the performance period has lapsed, such awards will be treated as if the target performance has been achieved. If at least half of the performance period has lapsed, then the actual performance to date will be determined as of a date reasonably close to the date of consummation of the change in control (as determined by the committee administering the 2015 Plan) and that level of performance will be treated as achieved immediately prior to the occurrence of the change in control. If actual performance is not determinable, then the performance-based awards will be treated as if target achievement has been achieved.

Adjustment

If the number of outstanding shares of our Common Stock is increased or decreased, or the shares of Common Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of our Common Stock effected without receipt of consideration by the Company after the Effective Time of the 2015 Plan, the number and kinds of shares of stock for which grants of options and other awards may be made under the 2015 Plan, including the share limits set forth in the 2015 Plan, and the number and kinds of shares of stock for which awards are outstanding under 2015 Plan shall be adjusted proportionately and accordingly by the committee administering the 2015 Plan. Any such adjustment in outstanding options or SARs under the 2015 Plan shall not change the aggregate option price or SAR price payable with respect to the shares that are subject to the unexercised portion of such option or SAR, but will include a proportionate adjustment in the per share option price or SAR price.

Amendment and Termination

The committee administering the 2015 Plan may amend, suspend or terminate the Plan as to any shares of Common Stock as to which awards have not been made. The effectiveness of any amendment to the 2015 Plan will be contingent on approval of such amendment by our stockholders to the extent provided by our Board and required by applicable law (including the rules of any stock exchange on which the Common Stock is then listed), provided that no amendment may be made to the repricing provisions or the option pricing provisions of the 2015 Plan without stockholder approval. No amendment, suspension or termination of the Plan may impair the rights or obligations of any award made under the 2015 Plan without the grantee’s consent.

Securities Laws Compliance

The 2015 Plan is intended to comply with all provisions of the Securities Act of 1933, as amended and the Exchange Act, and all regulations promulgated by the SEC thereunder, including without limitation Rule 16b-3.

Certain Federal Income Tax Consequences of the 2015 Plan

The following is a general summary of the federal income tax consequences of awards under the 2015 Plan. This is not a complete description of tax consequences. In particular, this summary does not address the non-U.S., state or local income or other tax consequences, or any federal non-income tax consequences.

Generally, a participant will not recognize taxable income upon the grant of an NQSO or an ISO. Upon the exercise of an NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of an NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A participant does not recognize taxable income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize taxable income upon the receipt of a performance-based share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the Company will generally be entitled to deduct such amount at such time.

A participant does not recognize taxable income upon the receipt of a performance-based award, restricted stock unit award or dividend equivalent right award until a cash payment is received. At such time, the participant recognizes ordinary compensation income equal to the amount of cash received, and the Company will generally be entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid timely for the shares. Alternatively, the participant may elect to be taxed on the fair market value of such shares at the time of grant. The Company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

A participant recognizes ordinary compensation income upon receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.

Code Section 162(m). Section 162(m) of the Code limits the Company’s ability to deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or among the three other most highly compensated executive officers for that taxable year as reported in our proxy statement. This limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. Grants of stock options and SARs generally will meet the requirements of “performance-based compensation” if other requirements of Code Section 162(m) are met. Stock awards, stock units and dividend equivalents generally will not qualify as “performance-based compensation.”

Section 409A. Code Section 409A applies to nonqualified deferred compensation. Stock options and SARs granted under the 2015 Plan will generally not be subject to Code Section 409A because the exercise price of the stock options and the base amount of the SARs will not be less than fair market value on the date of grant and they will not contain a deferral feature. Stock awards also will generally not be subject to Code Section 409A. Stock units, dividend equivalents and other stock-based awards will generally be subject to the requirements of Code Section 409A if the recognition of income by the recipient of such awards occurs in any calendar year after the year in which such awards become vested. Grants made under the 2015 Plan that are subject to Code Section 409A are intended to comply with the requirements of Code Section 409A. If the requirements of Code Section 409A are not met with respect to grants subject to Code Section 409A, the recipient may be required to currently include such amounts in the recipient’s taxable income and additional federal taxes may be assessed on such amounts, including interest and a 20% penalty tax.

New Plan Benefits

As of August 17, 2015, no Awards have been made under the 2015 Plan. Because benefits under the 2015 Plan are discretionary and will depend on the actions of the Committee, the performance of the Company and the value of our Common Stock, it is not possible to determine the benefits that will be received if stockholders approve the 2015 Plan.

THE BOARD BELIEVES THAT THE 2015 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND OUR STOCKHOLDERS AND, THEREFORE, RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2015 PLAN.

PROPOSAL FIVE –
TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK,
TO BE EFFECTED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS AT ANY TIME
WITHIN ONE YEAR OF THE DATE OF THE ANNUAL MEETING
WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS

Introduction

Our Board has unanimously approved and recommended to our stockholders an amendment to our Certificate of Incorporation (the “Certificate Amendment”) to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding Common Stock (including shares held in Treasury) at a ratio of not less than one-for-five shares (1:5) and not greater than one-for-twelve shares (1:12), with the exact ratio to be set as a whole number at or within this range as determined by our Board and a reduction in our authorized Common Stock. If this Proposal Five is approved, our Board may (but is not required to) implement the steps necessary to effect the Reverse Stock Split within one year of the date of the Meeting without further stockholder approval. Even if this Proposal Five is approved, our Board may decide not to effect the Reverse Stock Split at all if it determines that the Reverse Stock Split is not in the best interests of the Company and/or its stockholders.

The Reverse Stock Split will have no effect on the par value of our Common Stock but will have the effect of reducing the number of authorized shares of Common Stock to 50,000,000, and reducing the number of outstanding shares of Common Stock (and shares of Common Stock held in Treasury) by the chosen ratio. The Company will pay cash in lieu of fractional shares resulting from the Reverse Stock Split. The proposed form of the Certificate Amendment to implement the Reverse Stock Split is attached to this proxy statement as Annex B.

Reasons for the Reverse Stock Split

Our Common Stock is listed on The NASDAQ Capital Market, which has as one of its continued listing requirements a per share price of not less than $1.00 per share. Our Common Stock is currently trading significantly below $1.00 per share. We have been provided two consecutive 180-day grace periods (which now expire on January 11, 2016) to regain compliance and we will regain compliance if the bid price of our Common Stock closes at $1.00 per share or more for a minimum of ten consecutive trading days by such date. The Reverse Stock Split is one method for achieving this result. We value our listing on The NASDAQ Capital Market and currently intend to implement the Reverse Stock Split promptly following the Meeting in order to assist in maintaining such listing. The Board has no current intention to effect a going private transaction as a result of the Reverse Stock Split.

Our Board believes that the delisting of our Common Stock from The NASDAQ Capital Market would likely result in decreased liquidity and/or increased volatility in our Common Stock, a loss of current or future coverage by certain sell-side analysts, and a diminution of institutional investor interest. The Board also believes that such delisting could cause a loss of confidence of industry partners, customers, and employees of the Company, which could harm our business and its future prospects.

If our Common Stock were delisted from The NASDAQ Capital Market, it would likely qualify for quotation on the OTC Bulletin Board or on the “pink sheets,” a price discovery platform maintained by the National Quotation Bureau, Inc. The Board believes that, in this event, stockholders would likely find it more difficult to obtain accurate quotations as to the price of our Common Stock, and the liquidity of our Common Stock would likely be reduced, making it more difficult for stockholders to buy or sell our Common Stock at competitive market prices, or at all. In addition, support from institutional investors and/or market makers that currently buy and sell the Company’s stock may decline, possibly resulting in a decrease in the trading price of our Common Stock.

In evaluating whether or not to authorize the Reverse Stock Split, in addition to the considerations described above, our Board also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

We also believe that the low market price of our Common Stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Moreover, we believe that the low market price of our Common Stock has reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

In order to provide maximum flexibility, the Company is seeking stockholder approval for a range of reverse split ratios of not less than one-for-five (1:5) and not greater than one-for-twelve (1:12). The need for the range is due to the volatility of our stock price which ranged from a high of $1.54 to a low of $0.39 between August 14, 2014 and August 13, 2015.

We believe that enabling our Board to set the exact reverse split ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to implement the Reverse Stock Split and selecting the exchange ratio, our Board will consider factors such as:

•	The total number of shares of Common Stock outstanding;

•	The status of our Common Stock listing on The NASDAQ Capital Market and the listing standards and rule-making process of NASDAQ and other stock exchanges;

•	The historical trading price and trading volume of our Common Stock;

•	The then prevailing trading price and trading volume for our Common Stock;

•	The anticipated impact of the Reverse Stock Split on the trading price of and market for our Common Stock; and

•	Prevailing general market and economic conditions.

Reducing the number of outstanding shares of our Common Stock through a reverse stock split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions, and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Our Board will have sole discretion as to any implementation of, and the exact timing and actual ratio of, the Reverse Stock Split within the range of ratios specified in this Proposal Five for one year following the date of the Meeting. Our Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split, at any time before, during or after the Meeting and prior to its effectiveness, without further action by the stockholders. However, because our Common Stock must be above $1.00 for a minimum of ten consecutive trading days prior to January 11, 2016 or our Common Stock will likely be delisted from The NASDAQ Capital Market, our Board currently expects that it will implement the Reverse Stock Split promptly following the Meeting.

Effect of the Reverse Split on Our Common Stock

Depending on the ratio of the Reverse Stock Split determined by our Board, a minimum of five (5) and a maximum of twelve (12) shares of existing Common Stock will be combined into one share of Common Stock. The table below shows, as of August 28, 2015, the approximate number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares) based on the 18,345,437 shares of Common Stock issued and outstanding as of such date:

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-5	3,669,087
1-for-6	3,057,572
1-for-7	2,620,776
1-for-8	2,293,179
1-for-9	2,038,381
1-for-10	1,834,543
1-for-11	1,667,767
1-for-12	1,528,786

If effected, the Reverse Stock Split also would reduce our Treasury shares proportionately based on the Reverse Stock Split ratio. As of August 28, 2015, we have 39,333 shares of our Common Stock held as Treasury shares. In addition, the approximate number of shares reserved for future issuance under our 2006 Plan and under our 2015 Plan, if approved by the stockholders at the Meeting, which are the only plans from which we may make new stock awards, and shares subject to our 2001 Stock Plan also would be proportionately reduced based on the Reverse Stock Split ratio. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not change any stockholder’s percentage ownership interest in us, except that, as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, our current expectation is that the Reverse Stock Split will not affect any stockholder’s proportionate voting power, subject to the treatment of fractional shares and the matters discussed below in “Fractional Shares.”

Certain of our officers and directors have an interest in the Reverse Stock Split as a result of their ownership of shares of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe than any of our officers or directors have interests in the Reverse Stock Split that are materially different from or greater than those of our other stockholders.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

In addition, the proposed amendment to our Certificate of Incorporation would reduce the total number of shares of Common Stock that we are authorized to issue from 105,000,000 shares to 50,000,000 shares. Because the total number of shares of authorized Common Stock is not being reduced in an amount proportionate to the Reverse Stock Split, the ability of the Board to issue authorized and unissued shares without further stockholder action will be significantly increased. Our Certificate of Incorporation authorizes us to issue 5,000,000 shares of preferred stock and the Reverse Stock Split would have no effect on the number of shares of preferred stock that we are authorized to issue. Authorized but unissued shares of our Common Stock and preferred stock are available for future issuance as may be determined by our Board without further action by our stockholders, unless stockholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction. These additional shares may be issued in the future for a variety of corporate purposes including, but not limited to, raising additional capital, corporate acquisitions, and equity incentive plans. Except for a stock split or stock dividend, future issuances of common shares will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis. However, we currently have no plans, arrangements, or understandings, written or oral, to issue any additional authorized shares.

The Reverse Stock Split could, under certain circumstances, have an antitakeover effect (for example, by enhancing our ability to approve future issuances that could dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction involving the Company with another company). This Proposal Five is not being made in response to any effort of which the Board is aware to accumulate shares of our Common Stock or obtain control of the Company.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of the Certificate Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Certificate Amendment that will effect the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. However, because our Common Stock must be above $1.00 for a minimum of ten consecutive trading days prior to January 11, 2016 or our Common Stock will likely be delisted from The NASDAQ Capital Market, our Board currently expects that it will implement the Reverse Stock Split promptly following the Meeting. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate Amendment, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. If the Certificate Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on the first anniversary of the Meeting, our Board will abandon the Reverse Stock Split.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, and other than as described in “Fractional Shares” below, we intend to treat shares held by stockholders through a bank, broker, custodian, or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Exchange of Stock Certificates and Payment for Fractional Shares

As soon as practicable after filing the Certificate Amendment effecting the Reverse Stock Split with the Secretary of State of Delaware, stockholders of record will receive transmittal forms to be used for the exchange of their Common Stock certificates for new certificates representing the appropriate number of shares of Common Stock after the Reverse Stock Split and any cash payment due for fractional shares. Each current certificate representing shares of Common Stock will, until so exchanged, be deemed for all corporate purposes after the Effective Time to evidence ownership of our Common Stock in the proportionately reduced number. Our transfer agent will act as the exchange agent for purposes of implementing the payment in lieu of fractional shares and the exchange of stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing shares of our Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each stockholder who surrenders certificates will receive any cash payment due for fractional shares and, upon payment of any applicable fees, new certificates representing the whole number of shares of our Common Stock that he or she holds as a result of the Reverse Stock Split. No new certificates and no payments in lieu of fractional shares will be issued to a stockholder until the stockholder has surrendered its outstanding stock certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

Stockholders should NOT destroy any stock certificates or submit their stock certificates now. You should submit them only after you receive instructions from us or our exchange agent.

No service charges, brokerage commissions, or transfer taxes will be payable by any stockholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Fractional Shares

No fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share. Instead of issuing fractional shares, we would pay to the stockholder, in cash, the value of any fractional share arising from the Reverse Stock Split as follows:

•	If a stockholder’s shares are held in street name, payment for the fractional shares will be deposited directly into the stockholder’s account with the organization holding the stockholder’s shares.

•

If the stockholder’s shares are registered directly in the stockholder’s name, payment for the fractional shares will be made by check, sent to the stockholder directly from the exchange agent upon receipt of the properly completed and executed transmittal letter and original stock certificates.

•	The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

•

The average closing price of our Common Stock as reported by The NASDAQ Capital Market for the five (5) trading days immediately preceding the date of the Reverse Stock Split, or if our Common Stock is not at such time traded on The NASDAQ Capital Market, then as reported on the primary trading market for our Common Stock; by

•	The amount of the fractional share.

Stockholders will not be entitled to receive interest for their fractional shares. We currently expect that those stockholders who hold less than the number of shares set forth in the Reverse Stock Split ratio would be eliminated as a result of the payment of cash in lieu of any fractional shares in connection with the Reverse Stock Split. A person otherwise entitled to a fractional share would not have any voting, dividend or other rights in respect of his or her fractional share except to receive the cash payment described above. Such cash payments would reduce the number of post-split stockholders of the Company to the extent that there are stockholders holding fewer than the number of pre-split shares within the exchange ratio approved by the Board in the Reverse Stock Split. Reducing the number of stockholders is not the purpose of this proposal.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants and Convertible or Exchangeable Securities

Based upon the ratio of the Reverse Stock Split determined by our Board, proportionate adjustments are generally required to be made to the number of shares reserved for future issuance under our stock option plans, as well as the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible, or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible, or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange, or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the ratio of the Reverse Stock Split determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

The proposed Certificate Amendment will not affect the par value of our Common Stock per share, which will remain par value $0.001 per share. As a result, as of the Effective Time, the amount on our balance sheet attributable to Common Stock would be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account on our balance sheet would be credited with the amount by which the Common Stock is reduced. The per share net loss will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate any other accounting consequences that would arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, or a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion,” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment), or (iv) foreign entities and nonresident alien individuals. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split. This summary does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split, including, without limitation, the exercise of options to purchase Common Stock in anticipation of the Reverse Stock Split.

This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

A holder of the pre-split shares who receives cash in lieu of fractional shares will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held as a capital asset for one year or less and long term if held more than one year. The deductibility of net capital losses by individuals and corporations is subject to limitations.

Information returns may be required to be filed with the Internal Revenue Service with respect to the receipt of cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split in the case of certain stockholders.

No Appraisal Rights

Stockholders have no rights under Delaware law or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the change in the number of outstanding shares following the Reverse Stock Split, the Board has no current intention for this transaction to be the first step in a series of plans or proposals for a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Vote Required

This Proposal Five requires the affirmative vote of a majority of the outstanding shares of our Common Stock. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions and broker non-votes will have the same effect as votes “against” this Proposal Five. The proxy holders will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted “FOR” the approval of this Proposal Five.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, TO BE EFFECTED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS AT ANY TIME WITHIN ONE YEAR OF THE DATE OF THE ANUAL MEETING WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.

OTHER MATTERS

Other Business

As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented at the Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

Stockholder Proposals for 2016 Annual Meeting

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2016 annual meeting of stockholders, the written proposal must be received at our principal executive offices on or before May 6, 2016. The proposal should be addressed to the Corporate Secretary, Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with our by-laws, a stockholder who wishes to present a proposal for consideration at the 2016 annual meeting must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in Pennington, NJ, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our by-laws (and not pursuant to Rule 14a-8 under the Exchange Act) must be received no earlier than June 24, 2016 and no later than July 24, 2016 (except that in the event that the date of the 2016 annual meeting of stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2015 annual meeting of stockholders, a stockholder's notice must be so received no earlier than the 120th day prior to the 2016 annual meeting and not later than the close of business on the later of (A) the 90th day prior to the 2016 annual meeting and (B) the tenth day following the day on which notice of the date of the 2016 annual meeting was mailed or public disclosure of the date of the 2016 annual meeting was made, whichever first occurs). The notice should include (i) a brief description of the business desired to be brought before the 2016 annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder, (iii) the class or series and number of shares of capital stock of the Company beneficially owned or owned of record by the stockholder, (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal and any material interest of the stockholder in such business, (v) a representation that the stockholder intends to appear in person or by proxy at the 2016 annual meeting to bring such business before the meeting and (vi) a representation as to whether such stockholder intends, or is part of a group that intends, to deliver a proxy statement and/or solicit proxies.

Annual Report

Our Annual Report is concurrently being mailed to stockholders. The Annual Report contains our consolidated financial statements and the report thereon of KPMG LLP, our independent registered public accounting firm. Our Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material. Stockholders may obtain an additional copy of our Annual Report for the year ended April 30, 2015, without charge, by writing to Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534.

Householding of Annual Meeting Materials

We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534, Attention: Secretary or (609) 730-0400. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

BY ORDER OF THE BOARD OF DIRECTORS

John W. Lawrence General Counsel and Secretary

Dated: September 3, 2015

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

ANNEX A

OCEAN POWER TECHNOLOGIES, INC.
2015 OMNIBUS INCENTIVE PLAN

OCEAN POWER TECHNOLOGIES, INC.
2015 OMNIBUS INCENTIVE PLAN

6.	AWARD ELIGIBILITY AND LIMITATIONS		20

	6.1	Eligible Grantees	20

	6.2	Limitation on Shares of Stock Subject to Awards and Cash Awards	20

	6.3	Stand-Alone, Additional, Tandem and Substitute Awards	20

7.	AWARD AGREEMENT		21

8.	TERMS AND CONDITIONS OF OPTIONS		21

	8.1	Option Price	21

	8.2	Vesting	21

	8.3	Term	21

	8.4	Termination of Service	22

	8.5	Limitations on Exercise of Option	22

	8.6	Method of Exercise	22

	8.7	Rights of Holders of Options	22

	8.8	Delivery of Stock	22

	8.9	Transferability of Options	22

	8.10	Family Transfers	23

	8.11	Limitations on Incentive Stock Options	23

	8.12	Notice of Disqualifying Disposition	23

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS		24

	9.1	Right to Payment and Grant Price	24

	9.2	Other Terms	24

	9.3	Term	24

	9.4	Transferability of SARS	24

	9.5	Family Transfers	24

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS			25

	10.1	Grant of Restricted Stock or Stock Units		25

	10.2	Restrictions		25

	10.3	Registration; Restricted Share Certificates		25

	10.4	Rights of Holders of Restricted Stock		26

	10.5	Rights of Holders of Stock Units		26

		10.5.1	Voting and Dividend Rights	26
		10.5.2	Creditor’s Rights	26

	10.6	Termination of Service		26

	10.7	Purchase of Restricted Stock and Shares of Stock Subject to Stock Units		27

	10.8	Delivery of Shares of Stock		27

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS			27

	11.1	Unrestricted Stock Awards		27

	11.2	Other Equity-Based Awards		28

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK			28

	12.1	General Rule		28

	12.2	Surrender of Shares of Stock		28

	12.3	Cashless Exercise		28

	12.4	Other Forms of Payment		28

13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS			29

	13.1	Dividend Equivalent Rights		29

	13.2	Termination of Service		29

14.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS			29

	14.1	Grant of Performance-Based Awards		29

	14.2	Value of Performance-Based Awards		30

	14.3	Earning of Performance-Based Awards		30

	14.4	Form and Timing of Payment of Performance-Based Awards		30

	14.5	Performance Conditions		30

	14.6	Performance-Based Awards Granted to Designated Covered Employees		31

		14.6.1	Performance Goals Generally	31
		14.6.2	Timing For Establishing Performance Goals	31
		14.6.3	Payment of Awards; Other Terms	31
		14.6.4	Performance Measures	31
		14.6.5	Evaluation of Performance	34
		14.6.6	Adjustment of Performance-Based Compensation	34
		14.6.7	Committee Discretion	34

	14.7	Status of Awards Under Code Section 162(m)		34

15.	PARACHUTE LIMITATIONS			35

16.	REQUIREMENTS OF LAW			36

	16.1	General		36

	16.2	Rule 16b-3		36

17.	EFFECT OF CHANGES IN CAPITALIZATION			37

	17.1	Changes in Stock		37

	17.2	Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.		37

	17.3	Change in Control in which Awards are not Assumed		38

	17.4	Change in Control in which Awards are Assumed		39

	17.5	Adjustments		40

	17.6	No Limitations on Company		40

18.	GENERAL PROVISIONS			40

	18.1	Disclaimer of Rights		40

	18.2	Nonexclusivity of the Plan		40

	18.3	Withholding Taxes		41

18.4	Captions	41

18.5	Construction	41

18.6	Other Provisions	42

18.7	Number and Gender	42

18.8	Severability	42

18.9	Governing Law	42

18.10	Section 409A of the Code	42

OCEAN POWER TECHNOLOGIES, INC.
2015 OMNIBUS INCENTIVE PLAN

Ocean Power Technologies, Inc. (the “Company”) sets forth herein the terms of its 2015 Omnibus Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1     “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2     “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3     “Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4     “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5     “Award Stock” shall have the meaning set forth in Section 17.3(a)(ii).

2.6     “Benefit Arrangement” shall have the meaning set forth in Section 15.

2.7     “Board” means the Board of Directors of the Company.

2.8     “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

2.9     “Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all common stock, par value $.001 per share, of the Company.

2.10     “Change in Control” means the occurrence of any of the following:

(a)

a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b)

individuals who on the Effective Date constitute the Board (together with any new Directors whose election by such Board or whose nomination by such Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c)

the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction; or

(d)

there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act).

2.11     “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

2.12     “Committee” means the Compensation Committee of the Board.

2.13     “Company” means Ocean Power Technologies, Inc.

2.14     “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.15     “Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16     “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.17     “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.18     “Effective Date” means the date on which the Plan was approved by the Company’s stockholders.

2.19     “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.20     <<Intentionally Left Blank>>

2.21     “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date or other date as follows:

(a)

If on such Grant Date or such other date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)

If on such Grant Date or such other date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.22     “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.23     “Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination.

2.24     “Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.25     “Grantee” means a person who receives or holds an Award under the Plan.

2.26    “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.27     “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.28     “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.29     “Option Price” means the exercise price for each share of Stock subject to an Option.

2.30     “Other Agreement” shall have the meaning set forth in Section 15.

2.31     “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

2.32     “Outside Director” means a member of the Board who is not an Employee.

2.33     “Parachute Payment” shall have the meaning set forth in Section 15(a).

2.34     “Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

2.35    “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.36     “Performance Measures” means measures as specified in Section 14.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.37     “Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.38     “Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.39     “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.40     “Plan” means this 2015 Omnibus Incentive Plan, as amended from time to time.

2.41     “Prior Plan” means the Company’s 2006 Stock Incentive Plan, as amended.

2.42     “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.43     “Restricted Period” shall have the meaning set forth in Section 10.2.

2.44     “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.45     “SAR Price” shall have the meaning set forth in Section 9.1.

2.46     “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.47     “Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.48     “Service Provider” means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.

2.49     “Stock” means the common stock, par value $0.001 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

2.50     “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.51     “Stock Exchange” means The NASDAQ Stock Exchange LLC or another established national or regional stock exchange on which the Company’s equity securities may be listed.

2.52     “Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.

2.53     “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.54     “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.55     “Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.56     “Unrestricted Stock” shall have the meaning set forth in Section 11.

2.57     “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

3.	ADMINISTRATION OF THE PLAN

3.1	Committee.

3.1.1     Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

Notwithstanding the foregoing: (i) the full Board, acting by a majority of its members then in office, shall conduct the general administration of the Plan with respect to all Awards granted to Outside Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board, and (ii) the Board or the Committee may delegate its authority hereunder to the extent permitted by this Section 3.1.1. In addition, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder.

Except as set forth in the preceding paragraph, in the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2     Composition of Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, an “independent director” within the meaning of NASDAQ Listing Rule 5605(a)(2) (or, in each case, any successor term or provision); provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3     Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, the rules of such Stock Exchange.

3.1.4     Delegation by Committee.

To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) ”officers” as defined in Rule 16a-1(f) under the Exchange Act, (ii) Covered Employees or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2	Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3	Terms of Awards.

3.3.1     Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)	designate Grantees;

(b)	determine the type or types of Awards to be made to a Grantee;

(c)	determine the number of shares of Stock to be subject to an Award;

(d)

establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e)	prescribe the form of each Award Agreement evidencing an Award; and

(f)

subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine. Notwithstanding the foregoing, the full Board shall have the full and final authority to make all Awards to Outside Directors.

3.3.2     Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4	No Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.5	Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

3.6	No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7	Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1	Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to the sum of (x) two million (2,000,000) shares of Stock plus (y) the number of shares of Stock available for awards under the Prior Plan as of the Effective Date plus (z) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.

4.2	Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for Awards under the Plan pursuant to Section 4.1 shall be adjusted by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for awards under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3	Share Usage.

(a)	Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b)

Any shares of Stock, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, that are subject to an Award shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share for every one (1) share of Stock subject to such Award. The number of shares of Stock subject to an Award of SARs shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof. The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares. An Award that, by its terms, cannot be settled in shares of Stock shall not count against the share limit set forth in Section 4.1.

(c)

Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan or the Prior Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan.

(d)

The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.	EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1	Effective Date.

The Plan shall be effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.

5.2	Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3	Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s stockholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1	Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2	Limitations on Awards.

No more than 2,000,000 shares of Stock may be issued pursuant to Incentive Stock Options. The maximum number of the shares of Stock that may be made subject to Awards granted in any one calendar year to any recipient other than to an Outside Director shall equal 750,000 shares of Stock as of the applicable date of grant. The maximum Fair Market Value of the shares of Stock that may be made subject to Awards granted to an Outside Director in any one calendar year shall equal $200,000 measured as of the applicable date of grant. If an Award is forfeited, canceled or otherwise expires for any reason without having been exercised, the shares of Stock subject to such Award shall be included in the determination of the aggregate number of shares issued to the Employee or the non-employee director of the Board, as applicable, under the Plan. The limitations on the amount of shares of Stock shall be subject to adjustments as provided in Section 17.

6.3	Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1	Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2	Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

8.3	Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4	Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6	Method of Exercise.

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7	Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8	Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9	Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10	Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted. Any Option which is intended to be an Incentive Stock Option but does not satisfy the requirements for an Option to be an Incentive Stock Option shall be a Non-qualified Stock Option.

8.12	Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1	Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2	Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3	Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4	Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5	Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2	Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time during which such Restricted Stock or Stock Units are unvested (a “Restricted Period”) and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3	Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4	Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5	Rights of Holders of Stock Units.

10.5.1     Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest and shall not be payable unless such performance goals for such Stock Units are achieved.

10.5.2     Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

10.7	Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered to the Company or an Affiliate.

10.8	Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, but not limited to, any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1	Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, in respect of other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2	Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Any dividends paid on Other Equity-Based Awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Other Equity-Based Awards are achieved. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1	General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2	Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3	Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4	Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1	Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently at the time dividends are paid to the stockholders of the Company (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1	Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2	Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3	Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 14.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

14.4	Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month of the calendar year that follows the calendar year which includes the end of the fiscal year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

14.5	Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6	Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1     Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2     Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3     Payment of Awards; Other Terms.

Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

14.6.4     Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(a)	net earnings or net income;

(b)	operating earnings;

(c)	pretax earnings;

(d)	earnings per share;

(e)

share price, including growth in share price, growth measures, performance of share price against peer industry indices, and total stockholder return, including growth in total stockholder return and performance of total stockholder return against peer industry indices or other measures;

(f)	earnings before interest and taxes;

(g)	earnings before interest, taxes, depreciation and/or amortization;

(h)	earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

●	stock-based compensation expense;

●	income from discontinued operations;

●	gain on cancellation of debt;

●	debt extinguishment and related costs;

●	restructuring, separation and/or integration charges and costs;

●	reorganization and/or recapitalization charges and costs;

●	impairment charges;

●	gain or loss related to investments;

●	sales and use tax settlement; and

●	gain on non-monetary transactions.

(i)	sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(j)	gross or operating margins;

(k)	return measures, including return on assets, capital, investment, equity, sales or revenue;

(l)	cash flow, including:

●	operating cash flow;

●

free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

●	levered free cash flow, defined as free cash flow less interest expense;

●	cash flow return on equity; and

●	cash flow return on investment;

(m)	productivity ratios;

(n)	expense targets;

(o)	market share;

(p)	financial ratios as provided in credit agreements of the Company and its subsidiaries;

(q)	working capital targets;

(r)	completion of acquisitions of businesses or companies;

(s)	completion of divestitures and asset sales;

(t)	customer satisfaction;

(u)	overhead costs;

(v)	burn rates;

(w)	resource identification and targeting;

(x)

attainment of measurable objectives with respect to business activities, including achievement of specified product development targets, validation of product concepts, buoy deployments and other technical achievements and developments; and/or

(y)	any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5     Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6     Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7     Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7	Status of Awards Under Code Section 162(m).

It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.	PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)

to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b)

if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.	REQUIREMENTS OF LAW

16.1	General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1	Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 4.1, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

17.2	Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3	Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)

in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:

(i)

fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

(ii)

the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

(b)

For Performance-Based Awards denominated in Stock, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved. If at least half the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though target performance has been achieved. After application of this Section 17.3(b), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(a).

(c)	Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4	Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices. In the event an Award is assumed, continued or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within one year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.5	Adjustments.

Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

17.6	No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.	GENERAL PROVISIONS

18.1	Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3	Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

18.4	Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5	Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including, without limitation.”

18.6	Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7	Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.8	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9	Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10	Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

*    *    *

To record adoption of the Plan by the Board as of [____], 2015, and approval of the Plan by the stockholders on [____], 2015, the Company has caused its authorized officer to execute the Plan.

OCEAN POWER TECHNOLOGIES, INC.

By:
Title:

ANNEX B

FORM OF CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION OF

OCEAN POWER TECHNOLOGIES, INC.

Ocean Power Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) does hereby certify:

1.     The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 27, 2007.

2.     Upon the filing and effectiveness pursuant to the DGCL of this Certificate of Amendment of Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (such time on such date, the “Effective Time”), each [five, six, seven, eight, nine, ten, eleven, or twelve] shares of the Corporation’s common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time and each Treasury share (the “Old Shares”) shall automatically, without further action on the part of the Corporation or its stockholders, be combined into and become one (1) validly issued, fully paid and non-assessable share of common stock of the Corporation, subject to the treatment of fractional shares as discussed below (the “Reverse Stock Split”). The Corporation shall not issue any fractional shares in connection with the Reverse Stock Split. Holders of Old Shares who would otherwise be entitled to receive a fraction of a share on account of the Reverse Stock Split shall receive, upon surrender of the stock certificates formerly representing the Old Shares, in lieu of such fractional share, an amount in cash equal to the product of (i) the average closing sale price per share of the common stock as reported by The NASDAQ Stock Market for the five (5) trading days immediately preceding the Effective Date, and (ii) the number of Old Shares held by such holder that would otherwise have been exchanged for such fractional shares.

3.     Upon the Effective Time, the first sentence of Article Fourth of the Corporation’s Certificate of Incorporation is hereby stricken and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 55,000,000 shares, consisting of (i) 50,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share ("Preferred Stock").”

 4.     This Certificate of Amendment of Certificate of Incorporation shall become effective as of [       ], 201 at [    ] [a.m./p.m.].

5.     This Certificate of Amendment of Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 of the DGCL. The Board of Directors of the Corporation duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment of Certificate of Incorporation and directed that such amendment be considered by the stockholders of the Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on October 22, 2015, at which meeting the required number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted the Certificate of Amendment of Certificate of Incorporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its duly authorized officer on [                        , 201  ].

OCEAN POWER TECHNOLOGIES, INC.

By:
[name; title]

B-1

OPT

OCEAN POWER TECHNOLOGIES, INC.

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IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on October 22, 2015.

Vote by Internet

- Go to **www.investorvote.com/OPTT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the director nominees listed and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Terence J. Cryan*	☐	☐	02 - Eileen M. Competti*	☐	☐	03 - Dean J. Glover*	☐	☐
04 - Robert J. Burger*	☐	☐	05 - George H. Kirby*	☐	☐			

* Each to serve for a one-year term expiring at the 2016 Annual Meeting of Stockholders.

	For	Against	Abstain		For	Against	Abstain
2. Ratify the selection of KPMG LLP as the Company's independent registered accounting firm for the fiscal year ending April 30, 2016.	☐	☐	☐	3. Approve an advisory resolution to approve the Company's executive compensation.	☐	☐	☐
4. Approve the 2015 Omnibus Incentive Plan.	☐	☐	☐	5. Approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by our Board of Directors within a specified range, and a reduction in the authorized number of shares, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the annual meeting.	☐	☐	☐

B Non-Voting Items

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Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Sign exactly as your name(s) appears on your stock certificate(s). If the shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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RECEIVE FUTURE OCEAN POWER TECHNOLOGIES, INC. PROXY MATERIALS VIA THE INTERNET! SUPPORT THE PLANET!
Receive future Ocean Power Technologies, Inc. annual reports and proxy materials in electronic form rather than in printed form. This will save trees, and reduce Company costs. Next year when the annual report and proxy materials are available, we will send you an email with instructions that will enable you to review the materials online. To consent to electronic delivery, visit www-us.computershare.com/Investor or while voting via the Internet, and just click the box to give your consent.

Accessing Ocean Power Technologies, Inc. annual reports and proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — OCEAN POWER TECHNOLOGIES, INC.

PROXY FOR COMMON STOCK
Annual Meeting of Stockholders, October 22, 2015

THIS PROXY IS SOLICITED ON BEHALF OF OCEAN POWER TECHNOLOGIES, INC. BY ITS BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held on October 22, 2015, the proxy statement and all other proxy materials and appoints Terence J. Cryan and George H. Kirby, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Ocean Power Technologies, Inc. which the undersigned is entitled to vote, either on his, her or its own behalf or on behalf of any entity or entities, at the annual meeting of the stockholders of the company to be held on October 22, 2015 at 9:00 a.m. local time at Courtyard by Marriott, 360 Scotch Road, Ewing, New Jersey 08628 USA, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

The board of directors recommends a vote "FOR" each of the director nominees listed on the reverse side and a vote "FOR" proposals 2, 3, 4 and 5. This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made, this proxy will be voted as follows:

SEE REVERSE SIDE **CONTINUED AND TO BE VOTED ON REVERSE SIDE** **SEE REVERSE SIDE**